                             COMMERCIAL LEASE - NET
                            (Single Tenant Building)

                             Basic Lease Information


Date:  January 15, 1998

Landlord:  TriNet Essential Facilities X, Inc., a Maryland corporation

Tenant:  ICG Holdings, Inc., a Colorado corporation

Premises (section 1.1):  Address:  161 Inverness  Drive West, City of Englewood,
     County of Arapahoe, State of Colorado

Term (section 2.1): Fifteen (15) years plus the partial month between the Commencement Date and the last day of the calendar month during which the Commencement Date occurs.

Commencement Date (section 2.1):  January 20, 1998

Expiration Date (section 2.1):   January 31, 2013

Initial Base Rent (section 3.1(a)):  $395,222.00 per month.

Use (section 6.1): Office purposes and, to the extent permitted by Legal Requirements and subject to the terms of section 6.1, ancillary uses typical of headquarters buildings such as employee cafeteria, training rooms, child-care center, testing laboratories, light assembly of products and storage of inventory and supplies.

Liability Insurance (section 10.3):  $5,000,000

Insuring Party for Property Insurance (section 10.4): Landlord.

Landlord's Address  (section 23.1):  Four  Embarcadero  Center,  Suite 3150, San
     Francisco, CA 94111, Attn: Mr. Mark W. Whiting.

Tenant's Address (section 23.1): 9605 East Maroon Circle,  Englewood,  CO 80112,
     Attn:  Mr.  Douglas  McKinnon;  with a copy to Tenant at the same  address,
     Attention: General Counsel.

Guarantors (section 24.1): ICG Communications, Inc., a Delaware corporation; ICG
     Holdings (Canada), Inc., a Federal Canadian corporation.

Exhibits and Addenda (section 24.3):  Exhibit A - Form of Estoppel  Certificate;
     Exhibit B - Form of Lease Guaranty.

     The foregoing Basic Lease Information is incorporated in and made a part of the Lease to which it is attached. If there is any conflict between the Basic Lease Information and the Lease, the Lease shall control.

Landlord:                               Tenant:

TRINET ESSENTIAL FACILITIES X, INC.,    ICG HOLDINGS, INC.,
a Maryland corporation                  a Colorado corporation



By  /s/Gary P. Lyon                     By /s/ James D. Grenfell
   -----------------------------           ---------------------------
     Gary P. Lyon                            James D. Grenfell

   Its Executive Vice President           Its Executive Vice President
                                              and Chief Financial Officer

                                TABLE OF CONTENTS

                                                                        Page

ARTICLE  1     Premises....................................................1

ARTICLE  2     Term........................................................1

ARTICLE  3     Rent........................................................2

ARTICLE  4     Payment of Operating Expenses...............................5

ARTICLE  5     Operating Expenses, Property Taxes and Other Taxes
               Defined; Contest Rights.....................................7

ARTICLE  6     Use....................................................... 11

ARTICLE  7     Services.................................................. 12

ARTICLE  8     Maintenance and Repairs; Capital Improvements............. 13

ARTICLE  9     Alterations............................................... 14

ARTICLE 10     Insurance................................................. 16

ARTICLE 11     Compliance With Legal Requirements........................ 19

ARTICLE 12     Assignment or Sublease.................................... 20

ARTICLE 13     Entry by Landlord......................................... 21

ARTICLE 14     Events of Default and Remedies............................ 22

ARTICLE 15     Damage or Destruction..................................... 27

ARTICLE 16     Eminent Domain............................................ 29

ARTICLE 17     Subordination, Merger and Sale............................ 31

ARTICLE 18     Estoppel Certificate...................................... 32

ARTICLE 19     Holding Over.............................................. 33

ARTICLE 20     Financial Statements...................................... 33

ARTICLE 21     Hazardous Materials....................................... 34

ARTICLE 22     Waiver.................................................... 36

ARTICLE 23     Notices................................................... 36

ARTICLE 24     Guaranties; Security Deposit.............................. 36

ARTICLE 25     Miscellaneous............................................. 42

ARTICLE 26     Option to Expand the Building............................. 43

                                      LEASE



     THIS LEASE, made as of the date specified in the Basic Lease Information, by and between the landlord specified in the Basic Lease Information
("Landlord"),   and  the  tenant  specified  in  the  Basic  Lease   Information
("Tenant"),


                              W I T N E S S E T H:


                                    ARTICLE 1

                                    Premises

     1.1 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the covenants hereinafter set forth, to all of which Landlord and Tenant hereby agree, the building located at the address specified in the Basic Lease Information (the "Building") containing approximately 239,749 rentable square feet of space, and the land on which the Building is located (such land, together with the Building and the other improvements thereon are referred to herein, collectively, as the "Premises").


                                    ARTICLE 2

                                      Term

     2.1 The term of this Lease shall be the term specified in the Basic Lease Information, which shall commence on the commencement date specified in the Basic Lease Information (the "Commencement Date") and, unless sooner terminated as hereinafter provided, shall end on the expiration date specified in the Basic Lease Information (the "Expiration Date").

     2.2 If the Commencement Date is not the first day of a calendar month, Tenant shall pay to Landlord, as additional rent, the Base Rent payable under section 3.1, calculated on a per diem basis, for the period from the Commencement Date until the first day of the next full calendar month. Tenant shall pay the Base Rent in respect of such period to Landlord on the Commencement Date.

     2.3 Tenant shall accept the Premises "as is" on the Commencement Date. Landlord shall have no obligation to construct or install any improvements in the Premises. Tenant acknowledges that, prior to the Commencement Date, Tenant occupied the Premises. Tenant's possession of the Premises shall constitute Tenant's acknowledgment that the Premises are in all respects in the condition in which Landlord is required to deliver the Premises to Tenant under this Lease and that Tenant has examined the Premises and is fully informed to Tenant's satisfaction of the physical and environmental condition and the utility of the Premises. Tenant acknowledges that Landlord, its agents and employees and other persons acting on behalf of Landlord have made no representation or warranty of any kind in connection with any matter relating to the physical or environmental condition, value, fitness, use or zoning of the Premises upon which Tenant has relied directly or indirectly for any purpose.

     2.4 Provided that Tenant is not in monetary or other material default under or breach of this Lease, either at the time of exercising the applicable option to renew described below or at the time such renewal term commences, Tenant shall have the option to renew this Lease for two (2) additional terms of ten
(10) years each. Tenant shall exercise each option to renew by delivering to Landlord written notice of Tenant's election to renew the term of this Lease at least eighteen (18) months before the expiration of the then-existing term of this Lease. Landlord's failure to receive Tenant's written notice duly electing to renew the term of this Lease shall be conclusively deemed Tenant's election not to exercise its option to renew, in which event the term shall expire on the last day of the then-existing term. If Tenant duly exercises an option to renew, then Tenant shall continue to occupy the Premises on all of the terms and conditions of this Lease, except that: (a) the Base Rent payable by Tenant during the applicable renewal term shall be increased as set forth in section 3.1(a); and (b) after the second renewal term, Tenant shall have no further renewal options under this Lease. Tenant's rights to extend the term of this Lease are personal to Tenant, may not be exercised by or be assigned to any person or entity other than Tenant or a Corporate Successor (as defined in section 12.1), and shall terminate and be of no further effect upon any assignment of this Lease or subletting of all or any part of the Premises to any person or entity.


                                    ARTICLE 3

                                      Rent

     3.1 Tenant shall pay to Landlord the following amounts as base monthly rent for the Premises ("Base Rent"):

     (a) During the period between the Commencement Date and the last day of the twelfth full calendar month thereafter, Tenant shall pay to Landlord the amount of monthly rent specified in the Basic Lease Information (the "Initial Base Rent"). Commencing on the first day of the thirteenth full calendar month after the Commencement Date, and on each anniversary of that date thereafter, including during all renewal terms (each, an "Adjustment Date"), the Base Rent shall be increased to an amount equal to the greater of:

          (i) the sum of (A) the Base Rent in effect during the month immediately preceding the Adjustment Date, plus (B) the product of (1) the Base Rent in effect during the month immediately preceding the Adjustment Date, multiplied by (2) the lesser of (x) three percent (3.0%), and (y) the product of two (2), multiplied by the percentage increase in the Consumer Price Index (as defined below) measured from the last month for which the Consumer Price Index is published immediately preceding the date twelve
     (12) months prior to the Adjustment Date in question to the last month for which the Consumer Price Index is published immediately preceding the CPI Adjustment Date in question; and

          (ii) the lesser of (A) the Initial Base Rent increased by three percent (3%) per year, compounded, from the Commencement Date to the Adjustment Date in question, and (B) the sum of (1) an amount equal to the Initial Base Rent, plus (2) the product of (x) an amount equal to the Initial Base Rent, multiplied by (y) the product of two (2), multiplied by the percentage increase in the Consumer Price Index measured from the last month for which the Consumer Price Index is published immediately preceding the Commencement Date to the last month for which the Consumer Price Index is published immediately preceding the Adjustment Date in question;

provided, however, that in no event shall the Base Rent after any Adjustment Date be less than the product of an amount equal to the Base Rent in effect for the month immediately preceding such Adjustment Date, multiplied by one hundred one and one-half percent (101.5%).

     (b) Landlord and Tenant each shall, promptly after any determination of the Base Rent pursuant to section 3.1(a), execute and deliver to the other a written confirmation which sets forth the Base Rent, but such Base Rent shall become effective whether or not such confirmation is executed.

     (c) As used in this Lease, "Consumer Price Index" shall mean the Consumer Price Index for All Cities, All Urban Consumers, All Items, 1982-1984 equals 100, published by the United States Department of Labor, Bureau of Labor Statistics. If the comparison Consumer Price Index required for the calculation specified in section 3.1(a) is not available on the Adjustment Date in question, Tenant shall to pay, as of such Adjustment Date, one hundred three percent (103%) of the Base Rent payable during the period immediately preceding such Adjustment Date until the Consumer Price Index is available and the necessary calculation is made. As soon as such calculation is made, Tenant shall immediately pay to Landlord or Landlord shall credit Tenant (as the case may be) the amount of any underpayment or overpayment of Base Rent for the month or months that may have elapsed pending the calculation of the Base Rent for the Adjustment Date in question. If the federal government revises or ceases to publish the Consumer Price Index, this section 3.1 shall automatically be amended to provide that, as of each Adjustment Date thereafter, the Base Rent shall be one hundred three percent (103%) of the Base Rent payable during the period immediately preceding such Adjustment Date.

     (d) Throughout the term of this Lease, Tenant shall pay, as additional rent, all Other Taxes (as defined in section 5.3), all Operating Expenses (as defined in section 5.1) and all other amounts of money and charges required to be paid by Tenant under this Lease, whether or not such amounts of money or charges are designated "additional rent." As used in this Lease, "rent" shall mean and include all Base Rent and additional rent payable by Tenant in accordance with this Lease.

     3.2 It is the intention of Landlord and Tenant that the Base Rent payable by Tenant to Landlord during the entire term of this Lease shall be absolutely net of all costs and expenses incurred in connection with the management, operation, maintenance, repair and replacement of the Premises in accordance with this Lease, except as expressly provided in section 8.3. Landlord shall have no obligations or liabilities whatsoever with respect to the costs and expenses of management, operation, maintenance, repair or replacement of the Premises during the term of this Lease, except as expressly provided in section 8.3, and Tenant shall pay all costs and expenses incurred in connection therewith. Without limiting the generality of the foregoing, throughout the entire term of this Lease, Tenant shall pay, as additional rent, all Operating Expenses (as defined in section 5.1) that accrue during or are allocable to the term of this Lease.

     3.3 Tenant shall pay all Base Rent to Landlord, in advance, on or before the first day of each and every calendar month during the term of this Lease. Tenant shall pay all additional rent upon demand. Tenant shall pay all rent to Landlord without notice, demand, deduction or offset, in lawful money of the United States of America, at the address of Landlord specified in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate in writing.

     3.4 Tenant acknowledges that the late payment by Tenant of any Base Rent or additional rent (including the items described in section 3.2) will cause Landlord to incur costs and expenses, the exact amount of which is extremely difficult and impractical to fix. Such costs and expenses will include administration and collection costs and processing and accounting expenses. Therefore, if any Base Rent or additional rent is not received by Landlord within five (5) Business Days (as defined below) after it is due, Tenant shall immediately pay to Landlord a late charge equal to six percent (6%) of such delinquent amount. The term "Business Days" means any day other than Saturdays, Sundays and days on which national banks are permitted to be closed in accordance with Federal banking laws and regulations. Landlord and Tenant agree that such late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered by Tenant's failure to make timely payment. In no event shall such late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or enforcing any remedy available to Landlord upon Tenant's failure to pay all rent due under this Lease in a timely fashion, including the right to terminate this Lease. All amounts of money payable by Tenant to Landlord hereunder, if not paid when due, shall bear interest from the due date until paid at a rate (the "Interest Rate") per annum equal to five (5) percentage points plus the prime or reference rate announced from time to time by Bank of America N.T.&S.A. (the "Reference Rate"), provided that the Interest Rate shall at no time exceed twelve percent (12%) per annum.

                                    ARTICLE 4

                          Payment of Operating Expenses

     4.1(a) In addition to the Base Rent payable during the term of this Lease, Tenant shall pay to Landlord, as additional rent, an amount equal to the Operating Expenses paid or incurred by Landlord in any calendar year (or partial year) during the term of this Lease. If it shall not be lawful for Tenant to reimburse Landlord for any Operating Expenses, as defined herein, the Base Rent payable to Landlord shall be increased to net Landlord the same net Base Rent after payment of such Operating Expenses as would have been received by Landlord prior to the payment of such Operating Expenses.

     (b) During December of each calendar year or as soon thereafter as practicable, Landlord shall give Tenant notice of its estimate of the amounts payable pursuant to section 4.1(a) above for the succeeding calendar year. On or before the first day of each month during the succeeding calendar year, Tenant shall pay to Landlord, as additional rent, one twelfth (1/12) of such estimated amounts. If Landlord fails to deliver such notice to Tenant in December, Tenant shall continue to pay Operating Expenses on the basis of the prior year's estimate until the first day of the next calendar month after such notice is given, provided that on such date Tenant shall pay to Landlord the amount of such estimated adjustment payable to Landlord for prior months during the year in question, less any portion thereof previously paid by Tenant. If at any time it appears to Landlord that the amounts payable under this section 4.1(b) for the current calendar year will vary from Landlord's estimate, Landlord may, by giving written notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate.

     (c)(i) Within ninety (90) days after the close of each calendar year or as soon after such ninety (90) day period as practicable, Landlord shall deliver to Tenant a statement of the amounts payable under section 4.1(a) above for such calendar year (the "annual statement") and such statement shall be final and binding upon Landlord and Tenant, subject to the terms of section 4.1(c)(ii). If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within fifteen (15) days after delivery of the statement. If on the basis of such statement Tenant has paid to Landlord an amount in excess of the amounts payable under section 4.1(a) above for the preceding calendar year and Tenant is not in default in the performance of any of its covenants under this Lease, then Landlord, at its option, shall either promptly refund such excess to Tenant or credit the amount thereof to the Base Rent next becoming due from Tenant until such credit has been exhausted.

     (ii) Tenant shall have the right, during the one hundred eighty (180) day period following delivery of an annual statement, at Tenant's sole cost to review in Landlord's offices Landlord's records of Operating Expenses and Real Property Taxes for the subject calendar year. Such review shall be carried out only by regular employees of Tenant or by a "Big Six" accounting firm and not by any other third party. No person conducting such an audit shall be compensated on a "contingency" or other incentive basis. If, as of the one hundred eightieth day after delivery to Tenant of an annual statement, Tenant shall not have delivered to Landlord an objection statement (as defined below), then such annual statement shall be final and binding upon Landlord and Tenant, and Tenant shall have no further right to object to such annual statement. If within such one hundred eighty (180) day period, Tenant delivers to Landlord a written statement specifying objections to such annual statement (an "objection statement"), then Tenant and Landlord shall meet to attempt to resolve such objection within thirty (30) days after delivery of the objection statement. If such objection is not resolved within such thirty (30) day period, then either party shall have the right to require that the dispute be submitted to binding arbitration under the rules of the American Arbitration Association. Notwithstanding that any such dispute remains unresolved, Tenant shall be obligated to pay Landlord all amounts payable in accordance with this section
4.1 (including any disputed amount). If such dispute results in an agreement or an arbitrator's determination that Tenant is entitled to a refund, Landlord shall, at its option, either pay such refund or credit the amount thereof to the Base Rent next becoming due from Tenant.

     (d) If this Lease terminates on a day other than the last day of a calendar year, the amounts payable by Tenant under section 4.1(a) above with respect to the calendar year in which such termination occurs shall be prorated on the basis which the number of days from the commencement of such calendar year, to and including such termination date, bears to 360. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to section 4.1(c) above to be performed after such termination.

                                    ARTICLE 5

                     Operating Expenses, Property Taxes and
                       Other Taxes Defined; Contest Rights

     5.1 "Operating Expenses" shall mean the total costs and expenses incurred by Landlord in connection with the management, operation, maintenance, repair and ownership of the Premises, including, without limitation, the following costs: (a) salaries, wages, bonuses and other compensation (including hospitalization, medical, surgical, retirement plan, pension plan, union dues, life insurance, including group life insurance, welfare and other fringe benefits, and vacation, holidays and other paid absence benefits) relating to employees of Landlord or its agents engaged in the management, operation, repair, or maintenance of the Premises and costs of training such employees; (b) payroll, social security, workers' compensation, unemployment and similar taxes with respect to such employees of Landlord or its agents, and the cost of providing disability or other benefits imposed by law or otherwise, with respect to such employees; (c) Property Taxes and Other Taxes (as such terms are defined below); (d) premiums and other charges incurred by Landlord with respect to fire, other casualty, boiler and machinery, theft, rent interruption and liability insurance and any other insurance as is deemed necessary or advisable in the reasonable judgment of Landlord, all in such amounts as Landlord determines to be appropriate, and costs of repairing an insured casualty to the extent of the deductible amount under the applicable insurance policy; (e) water charges and sewer rents or fees; (f) license, permit and inspection fees and charges; (g) sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Premises and building systems and equipment; (h) telephone, telegraph, postage, stationery supplies and other expenses incurred in connection with the operation, maintenance, or repair of the Premises; (i) reasonable management fees and expenses (including fees and expenses for accounting, financial management, data processing and information services); (j) repairs to and physical maintenance of the Premises, including building systems and appurtenances thereto and normal repair and replacement of worn-out equipment, facilities and installations, but excluding the replacement of major building systems (except to the extent otherwise included as an Operating Expense pursuant to this section 5.1); (k) janitorial, window cleaning, guard, extermination, water treatment, rubbish removal, plumbing and other services and inspection or service contracts for elevator, electrical, mechanical, sanitary, heating, ventilation and air conditioning, and other building equipment and systems or as may otherwise be necessary or proper for the operation or maintenance of the Premises; (l) supplies, tools, materials and equipment used in connection with the operation, maintenance or repair of the Premises; (m) accounting, legal and other professional, consulting or service fees and expenses; (n) painting the exterior or the interior areas of the Premises and the cost of maintaining the sidewalks, landscaping and other outdoor areas of the Premises; (o) all costs and expenses for electricity, chilled water, air conditioning, water for heating, gas, fuel, steam, heat, lights, sewer service, communications service, power and other energy related utilities required in connection with the operation, maintenance and repair of the Premises; (p) the cost of any capital improvements made by Landlord to the Premises or capital assets acquired by Landlord required under any governmental law, regulation or insurance requirement with which the Premises was not required to comply on the Commencement Date, such cost or allocable portion to be amortized over the useful life thereof, together with interest on the unamortized balance at a rate per annum equal to the Reference Rate (as defined in section 3.4 hereof) charged at the time such capital improvements or capital assets are constructed or acquired or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing or acquiring such capital improvements or capital assets; (q) the cost of any capital improvements made by Landlord to the Building or capital assets acquired by Landlord for the protection of the health and safety of the occupants of the Premises (provided that, as to any such improvements or assets which would be considered unnecessary or unreasonably expensive by a reasonable owner of a comparable building, Landlord shall first have obtained Tenant's reasonable approval) or that are designed to reduce other Operating Expenses, such cost or allocable portion thereof to be amortized over the useful life thereof (except that Landlord may include as an Operating Expense in any calendar year a portion of the cost of such a capital improvement or capital asset equal to Landlord's estimate of the amount of the reduction of other Operating Expenses in such year resulting from such capital improvement or capital asset), together with interest on the unamortized balance at a rate per annum equal to the Reference Rate charged at the time such capital improvements or capital assets are constructed or acquired or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing or acquiring such capital improvements or capital assets; (r) the cost of furniture, window coverings, carpeting, decorations, landscaping and other customary and ordinary items of personal property provided by Landlord for use in common areas of the Premises or in the Building office (to the extent that such Building office is dedicated to the operation and management of the Premises), such costs to be amortized over the useful life thereof; (s) the cost of any capital improvements made by Landlord to the Premises or capital assets acquired by Landlord to the extent that the cost of any such improvement or asset is less than fifty thousand dollars ($50,000); (t) the cost of any capital improvements made by Landlord to the Premises or capital assets acquired by Landlord after the Base Year which have a useful life of five (5) years or less (and the cost of which is not otherwise included in Operating Costs pursuant to this section 5.1), such cost to be amortized over the useful life thereof, together with interest on the unamortized balance at a rate per annum equal to the Reference Rate charged at the time such capital improvements or capital assets are constructed or acquired or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing or acquiring such capital improvements or capital assets; (u) any such expenses and costs resulting from substitution of work, labor, material or services in lieu of any of the above itemizations, or for any such additional work, labor, services or material resulting from compliance with any governmental laws, rules, regulations or orders applicable to the Premises or any part thereof; (v) property management office rent or rental value; (w) cost of operation, repair and maintenance of the parking areas on the Premises, including resurfacing, restriping and cleaning; and (x) appropriate reserves to provide for maintenance, repair and replacement of improvements (specifically including roofs, structural components and building systems), fixtures, equipment and personal property, as determined by Landlord consistent with prudent accounting practices.

     To the extent costs and expenses described above relate to both the Premises and other property, such costs and expenses shall, in determining the amount of Operating Expenses, be allocated as Landlord may reasonably determine to be appropriate.

     Prior to the beginning of each calendar year during the term of this Lease, or as soon thereafter as practicable, Landlord shall deliver to Tenant an operating and capital budget for such year setting forth the estimated Operating Expenses. The operating and capital budget shall be consistent with reasonable and prudent property management practices.

     Operating Expenses shall not include the following: (i) depreciation on the Building; (ii) debt service; (iii) rental under any ground or underlying lease;
(iv) interest (except as expressly provided in this section 5.1); (v) attorneys' fees and expenses incurred in connection with lease negotiations with prospective tenants; (vi) the cost of any improvements or equipment (except to the extent such costs are included in amounts payable by Tenant as reserves as set forth in clause (x) above) which would be properly classified as capital expenditures (except for any capital expenditures expressly included in Operating Expenses pursuant to this section 5.1); (vii) advertising expenses relating to vacant space; or (viii) real estate brokers' or other leasing commissions.

     Landlord may, but shall not be obligated to, cause some or all of its duties under this agreement to be performed by a property management company on such terms as Landlord may deem appropriate. The property management company shall be subject to the approval of Tenant, which approval shall not be unreasonably withheld.

     5.2 "Property Taxes" shall mean all taxes, assessments, excises, levies, fees and charges (and any tax, assessment, excise, levy, fee or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority on or against, or otherwise with respect to, the Premises or any part thereof or any personal property used in connection with the Premises. Property Taxes shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Property Taxes.

     5.3 "Other Taxes" shall mean all taxes, assessments, excises, levies, owner's association dues or similar charges, fees and charges, including all payments related to the cost of providing facilities or services, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority upon, or measured by, or reasonably attributable to (a) the Premises,
(b) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is vested in Tenant or Landlord, (c) any rent payable under this Lease, including any gross receipts tax or excise tax levied by any public or government authority with respect to the receipt of any such rent, (d) the possession, leasing, operation, management, maintenance, alteration, repair, replacement, use or occupancy by Tenant of the Premises, or (e) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. Other Taxes shall not include net income taxes (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Other Taxes.

     5.4 In the event that Tenant reasonably and in good faith disputes the validity or amount of any Property Taxes or Other Taxes, then Tenant shall have the right to defer payment thereof, provided that (a) Tenant shall have given Landlord written notice of such contest and the nature thereof and Tenant shall thereafter diligently and continuously prosecute such contest to completion or compromise, (b) no such deferral of payment shall result in any fines or penalties being assessed against Tenant, Landlord or the Premises or any lien foreclosure rights against the Premises being commenced, (c) Tenant shall promptly pay any amounts (including any interest, fines or penalties) finally determined to be owing, and (d) at Landlord's reasonable request, Tenant shall provide such bond or other security as may be necessary to protect Landlord and the Premises against any loss or liability.

                                    ARTICLE 6

                                       Use

     6.1 The Premises shall be used only for the purpose specified in the Basic Lease Information and no other purpose without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, Landlord's withholding of consent shall be conclusively presumed reasonable if the proposed use would materially increase the wear and tear on or the risk of damage to the Premises above levels or risks resulting from Tenant's use of the Premises exclusively for office purposes or if the proposed use is for an illegal, immoral or disreputable purpose; and provided, further, that only the Tenant originally named herein, and no subtenant, assignee or other successor to such original Tenant, shall have the right to use the Premises or any part thereof for any purpose other than office use. Notwithstanding anything to the contrary in the Basic Lease Information, (a) Tenant's right to use the Premises or any part thereof for any use other than general office use (whether or not such other use is listed in the Basic Lease Information) is subject to the following conditions: (i) such ancillary (non-office) uses shall be limited to areas comprising less than thirty percent (30%) of the total rentable square footage of the building in the aggregate, and (ii) all such uses shall be consistent with Tenant's obligations under Articles 11 and 21 hereof; and (b) any subtenant or assignee of the original Tenant named herein shall use the Premises exclusively for office purposes and no other use shall be permitted, except that the original Tenant named herein may sublease the portions of the Premises to be used as an employee cafeteria or child care center to the operators of those facilities. Tenant shall not do or permit to be done in, on or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, ordinance, rule, regulation or order now in force or which may hereafter be enacted, or which is prohibited by any insurance policy for the Premises, or will in any way increase the existing rate of, or cause a cancellation of, or affect any insurance for the Premises. Tenant shall not do or permit anything to be done in, on or about the Premises which will in any way obstruct or interfere with the rights of Landlord. Tenant shall not maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises.

                                    ARTICLE 7

                                    Services

     7.1 Landlord shall, at Tenant's sole cost and expense, supply the Premises with electricity, heating, ventilating and air conditioning, water, natural gas, lighting replacement for all lights, restroom supplies, telephone service, window washing, security service, janitor, scavenger and disposal services, and such other services as Landlord determines to furnish to the Premises. Landlord shall not be in default hereunder or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abated or a constructive or other eviction be deemed to have occurred by reason of, the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, any failure to furnish or delay in furnishing any such services, whether such failure or delay is caused by accident or any condition beyond the control of Landlord or Tenant or by the making of repairs or improvements to the Premises, or any limitation, curtailment, rationing or restriction on use of water, electricity, gas or any form of energy serving the Premises, whether such results from mandatory governmental restriction or voluntary compliance with governmental guidelines. Tenant shall pay the full cost of all of the foregoing services as additional rent in accordance with
Article 4.

                                    ARTICLE 8

                  Maintenance and Repairs; Capital Improvements

     8.1 Landlord shall, at all times during the term of this Lease and at Tenant's sole cost and expense (except as otherwise provided in section 8.3), maintain, repair and replace the Premises and every part thereof and all grounds, landscaping, parking areas, lighting, roof, walls, floors, foundations, signs, heating, ventilating and air conditioning, mechanical, electrical, plumbing, sprinkler and life safety systems, equipment, fixtures, alterations, additions and improvements therein or thereon and keep all of the foregoing clean and in good order and operating condition (including painting the exterior of the Premises as often as reasonably needed to keep such exterior in a good, well painted condition, cleaning interior and exterior doors, windows and glass, and repairing and replacing any exterior windows and glass that is broken, cracked or damaged). Landlord shall engage a duly licensed independent contractor to perform all maintenance and repair services on all heating, ventilating and air conditioning, mechanical, electrical, plumbing, sprinkler and life safety systems and equipment in the Premises that is to be performed by Landlord in accordance with this section 8.1. Tenant hereby waives all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises. Subject to section 9.2, Tenant shall, at the end of the term of this Lease, surrender to Landlord the Premises and all alterations, additions, fixtures and improvements therein or thereto in the same condition as when received, ordinary wear and tear and damage thereto by fire or other casualty excepted.

     8.2 In the event Landlord fails to perform any maintenance and repair obligation under section 8.1 within fifteen (15) days after Tenant delivers to Landlord notice specifying such obligation (or such longer period as may be reasonably required due to the nature of such obligation), then Tenant may, upon a further ten (10) days' notice to Landlord, perform at Tenant's own expense such obligation (unless Landlord cures its nonperformance within such 10-day period). Notwithstanding the foregoing, in the event that (a) maintenance or repairs are, in Tenant's reasonable judgment, urgently required to avoid material disruption of or interference with the operation of Tenant's business on the Premises or to avoid imminent danger to health or safety, and (b) Landlord, having received notice thereof, does not, in Tenant's reasonable judgment, commence with appropriate promptness and pursue with appropriate diligence the required maintenance or repairs, then Tenant may perform such maintenance or repairs without waiting for the time periods set forth in the preceding sentence.

     8.3 To the extent included within the definition of "Operating Expenses" in section 5.1, the costs incurred by Landlord in performing its obligations  under section 8.1 shall be recoverable from Tenant pursuant to Article 4. To the extent such costs are excluded from the definition of "Operating Expenses," such costs shall be Landlord's responsibility, subject to Landlord's right to collect reserves for anticipated capital repairs, improvements and replacements in accordance with the definition of "Operating Expenses". In the event that the cost of any such capital repairs, improvements or replacements exceeds the amount that Landlord has specified to be reserved therefor, Landlord shall bear such cost to the extent of such excess.

                                    ARTICLE 9

                                   Alterations

     9.1 Tenant shall not make any alterations, additions or improvements in or to the Premises or any part thereof, or attach any fixtures or equipment thereto, without Landlord's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding the preceding sentence, Tenant may make such alterations, additions or improvements without Landlord's consent only if the total cost of such alterations, additions or improvements is fifty thousand dollars ($50,000) or less and such alterations, additions or improvements will not affect in any way the structural, exterior or roof elements of the Premises or mechanical, electrical, plumbing, utility or life safety systems of the Premises, but Tenant shall give prior written notice of any such alterations, additions or improvements to Landlord. In no event shall Tenant be permitted to install underground storage tanks (excepting a single 20,000 gallon water tank) or fuel systems on the Premises. Landlord's refusal to consent to the installation of an underground tank or fuel system shall be conclusively presumed to be reasonable. All alterations, additions and improvements in or to the Premises to which Landlord consents shall be made by Tenant at Tenant's sole cost and expense as follows:

     (a) Tenant shall submit to Landlord, for Landlord's written approval, complete plans and specifications for all work to be done by Tenant. Such plans and specifications shall be prepared by the licensed architect(s) and engineer(s), shall comply with all applicable codes, laws, ordinances, rules and regulations, shall not adversely affect the structural elements of the Premises, shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the Premises, and shall be otherwise satisfactory to Landlord in Landlord's reasonable discretion.

     (b) Landlord shall notify Tenant in writing, within fifteen (15) Business Days after Landlord's receipt of such plans and specifications, whether Landlord approves or disapproves such plans and specifications and, if Landlord disapproves such plans and specifications, Landlord shall describe the reasons for disapproval. Tenant may submit to Landlord revised plans and specifications for Landlord's prior written approval. Tenant shall pay all costs, including the fees and expenses of the licensed architect(s) and engineer(s), in preparing such plans and specifications.

     (c) All changes in the plans and specifications approved by Landlord shall be subject to Landlord's prior written approval. If Tenant wishes to make any such change in such approved plans and specifications, Tenant shall have such architect(s) and engineer(s) prepare plans and specifications for such change and submit them to Landlord for Landlord's written approval. Landlord shall notify Tenant in writing promptly whether Landlord approves or disapproves such change and, if Landlord disapproves such change, Landlord shall describe the reasons for disapproval. Tenant may submit to Landlord revised plans and specifications for such change for Landlord's written approval. After Landlord's written approval of such change, such change shall become part of the plans and specifications approved by Landlord.

     (d) Tenant shall obtain and comply with all building permits and other governmental permits and approvals required in connection with the work. Tenant shall, through Tenant's licensed contractor, perform the work substantially in accordance with (i) the plans and specifications approved in writing by Landlord, (ii) the permits obtained by Tenant, and (iii) all applicable codes, laws, ordinances, rules and regulations. Tenant shall pay, as additional rent, the entire cost of all work (including the cost of all utilities, permits, fees, taxes, and property and liability insurance premiums in connection therewith) required to make the alterations, additions and improvements. Under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of any plans and specifications, contractors or subcontractors, design of any work, construction of any work, or delay in completion of any work.

     (e) Tenant shall give written notice to Landlord of the date on which construction of any work will be commenced at least ten (10) days prior to such date. Tenant shall keep the Premises free from mechanics', materialmen's and all other liens arising out of any work performed, labor supplied, materials furnished or other obligations incurred by Tenant. Tenant shall promptly and fully pay and discharge all claims on which any such lien could be based or, in the event Tenant reasonably disputes the validity or amount of any such claim, Tenant may bond over such lien to Landlord's reasonable satisfaction. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord and the Premises from such liens, and to take any other action Landlord deems necessary to remove or discharge liens or encumbrances at the expense of Tenant.

     9.2 All alterations, additions, fixtures and improvements, whether temporary or permanent in character, made in or to the Premises by Landlord or Tenant, shall become part of the Premises and Landlord's property excluding, however, underground tanks which shall remain the property of Tenant and shall be registered in the name of Tenant so long as this Lease remains in effect. Upon termination of this Lease, Landlord shall have the right, at Landlord's option, by giving written notice to Tenant at any time before or within ten (10) days after such termination, to retain all such alterations, additions, fixtures and improvements in the Premises, without compensation to Tenant, or to remove all such alterations, additions, fixtures and improvements from the Premises, repair all damage caused by any such removal, and restore the Premises to the condition in which the Premises existed before such alterations, additions, fixtures and improvements were made, and in the latter case Tenant shall pay to Landlord, upon billing by Landlord, the cost of such removal, repair and restoration (including a reasonable charge for Landlord's oversight and administration of such work). Notwithstanding the foregoing, all movable furniture, equipment, trade fixtures (including the video screen walls, visual systems, projectors and related equipment in Tenant's service reliability center) and other personal property shall remain the property of Tenant. Upon termination of this Lease, Tenant shall, at Tenant's expense, remove all such movable furniture, equipment, trade fixtures other personal property from the Premises and repair all damage caused by any such removal. Termination of this Lease shall not affect the obligations of Tenant pursuant to this section 9.2 to be performed after such termination.


                                   ARTICLE 10

                                    Insurance

     10.1 Landlord shall not be liable to Tenant for any damage to or loss or theft of any property or for any bodily or personal injury, illness or death of any person in, on or about the Premises arising at any time and from any cause whatsoever, except to the extent caused by the gross negligence or willful misconduct of Landlord. Tenant waives all claims against Landlord arising from any liability described in this section 10.1, except to the extent caused by the gross negligence or willful misconduct of Landlord.

     10.2 Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising from or related to any use or occupancy of the Premises, or any condition of the Premises, or any default in the performance of Tenant's obligations, or any damage to any property (including property of employees and invitees of Tenant) or any bodily or personal injury, illness or death of any person (including employees and invitees of Tenant) occurring in, on or about the Premises or any part thereof or any part of the building or the land containing the Premises arising at any time and from any cause whatsoever (except to the extent caused by the gross negligence or willful misconduct of Landlord) or occurring outside the Premises when such damage, bodily or personal injury, illness or death is caused by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. This section 10.2 shall survive the termination of this Lease with respect to any damage, bodily or personal injury, illness or death occurring prior to such termination.

     10.3 Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force commercial general liability insurance, including contractual liability (specifically covering this Lease), cross liability, fire legal liability, and premises operations, all on an "occurrence" policy form, with a minimum combined single limit in the amount specified in the Basic Lease Information per occurrence for bodily or personal injury to, illness of, or death of persons and damage to property occurring in, on or about the Premises, such insurance shall name the Landlord and any other parties designated by Landlord, or any other party with an insurable interest, as additional insureds. Tenant shall, at Tenant's sole cost and expense, be responsible for insuring Tenant's furniture, equipment, fixtures, computers, office machines and personal property.

     10.4 Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force worker's compensation and employer's liability insurance in all states in which the Premises and any other operations of the Tenant are located and any other state in which the Tenant or its contractors or subcontractors may be subject to any statutory or other liability arising in any manner whatsoever out of the actual or alleged employment of others. The total limits of the employer's liability coverage required hereunder shall not be less than the amounts specified in section 10.3.

     10.5 The insuring party for property insurance specified in the Basic Lease Information shall, at all times during the term of this Lease, at such party's sole cost and expense, obtain and keep in force (a) insurance against loss or damage to the Premises by fire and all other risks of physical loss covered by insurance of the type now known as "all risk," with difference in conditions coverage, in an amount not less than the full replacement cost of the Premises (without deduction for depreciation), including the cost of debris removal, and such endorsements as Landlord may reasonably require, including the "Replacement Cost Endorsement"; (b) boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, ventilation and air conditioning equipment, and elevator and escalator equipment, provided the Premises contain equipment of such nature and insurance against loss of occupancy or use arising from any breakdown of any such items, in such amounts as Landlord may reasonably determine; and (c) plate glass insurance in such amounts as Landlord may reasonably determine if the Premises contain plate glass. In addition to the insurance specifically described above, Tenant shall obtain and keep in force such other insurance (or the above-described insurance at increased limits) as Landlord may reasonably require from time to time.

     10.6 All insurance required to be maintained by Tenant under this Article 10 and all renewals thereof shall be issued by good and responsible companies qualified to do and doing business in the state where the Premises are located and having a rating in Best's Insurance Guide of at least A-XI. All deductible amounts under each such insurance policy shall be subject to Landlord's prior written approval. Each policy to be maintained by Tenant shall expressly provide that the policy shall not be canceled or altered without sixty (60) days' prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such period of sixty (60) days shall have expired. All insurance under this
Article 10 to be maintained by Tenant shall name Landlord and any other parties designated by Landlord, or any other party with an insurable interest, as an additional insured or loss payee, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose (or the onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord, although named as an additional insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. Upon the issuance of each such policy to be maintained by Tenant, Tenant shall deliver each such policy or a certified copy and a certificate thereof to Landlord for retention by Landlord. If Tenant fails to insure or fails to furnish to Landlord upon notice to do so any policy to be maintained by Tenant or certified copy and certificate thereof as required, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them and all premiums paid by Landlord shall be payable by Tenant as additional rent on demand. Tenant shall pay to Landlord, immediately upon demand all costs incurred by Landlord as a result of Tenant's failure to obtain and maintain in effect the policies of insurance required under this Article 10.

     10.7 Tenant waives on behalf of all insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Landlord waives on behalf of all insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Landlord insuring or covering the Premises or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Landlord against Tenant. Tenant shall, prior to or immediately after the date of this Lease, procure from each of the insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Tenant against Landlord as required by this section 10.6.

                                   ARTICLE 11

                       Compliance With Legal Requirements

     11.1 Tenant shall, at Tenant's sole cost and expense, promptly comply with all of the following (collectively, "Legal Requirements") laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force, with all requirements of any board of fire underwriters or other similar body now or hereafter constituted, with all directions and certificates of occupancy issued pursuant to any law by any governmental agency or officer and with all recorded covenants, conditions or restrictions, insofar as any thereof relate to or are required by the condition, use or occupancy of the Premises or the operation, use or maintenance of any personal property, fixtures, machinery, equipment or improvements in the Premises. Tenant's obligations under this section 11.1 shall include the obligation to make alterations or improvements to the Premises if required to comply with any Legal Requirements.

                                   ARTICLE 12

                             Assignment or Sublease

     12.1 Tenant shall not, directly or indirectly, without the prior written consent of Landlord (which consent shall not be unreasonably withheld), assign this Lease or any interest herein or sublease the Premises or any part thereof, or permit the use or occupancy of the Premises by any person or entity other than Tenant; provided, however, Landlord's withholding of consent shall be conclusively presumed reasonable if: (a) the financial condition of the proposed transferee is not suitable to perform the obligations being assumed by it hereunder; or (b) the proposed use of the Premises (i) is not permitted hereunder or under any Legal Requirements, or (ii) is other than office use (except in the case of a sublease of the portions of the Premises to be used for an employee cafeteria and child care center to the operators of those facilities). This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant involuntarily or by operation of law without the prior written consent of Landlord. Any of the foregoing acts without such prior written consent of Landlord shall be void and shall, at the option of Landlord, constitute a default that entitles Landlord to terminate this Lease. Notwithstanding the foregoing, Landlord hereby consents to any sublease or assignment to any direct or indirect wholly-owned subsidiary of either Tenant or ICG Communications, Inc., a Delaware corporation or to any surviving corporation resulting from a merger with Tenant, or to any corporation as part of the acquisition of all or substantially all of the assets and business of Tenant (collectively, a "Corporate Successor"), provided such sublease or assignment otherwise complies with this Article 12, and provided further that Landlord does not approve any such sublease or assignment in connection with a merger or acquisition if the net worth or creditworthiness of such subtenant or assignee is, in Landlord's reasonable judgment, less than that of Tenant prior to such merger or acquisition transaction. Tenant agrees that the instrument by which any assignment or sublease to which Landlord consents is accomplished shall expressly provide that the assignee or subtenant will perform all of the covenants to be performed by Tenant under this Lease (in the case of a sublease, only insofar as such covenants relate to the portion of the Premises subject to such sublease) as and when performance is due after the effective date of the assignment or sublease and that Landlord will have the right to enforce such covenants directly against such assignee or subtenant. Any purported assignment or sublease without an instrument containing the foregoing provisions shall be void. Tenant shall in all cases remain liable for the performance by any assignee or subtenant of all such covenants.

     12.2 If Landlord consents in writing, Tenant may complete the intended assignment or sublease subject to the following covenants: (a) no assignment or sublease shall be valid and no assignee or subtenant shall take possession of the Premises or any part thereof until an executed duplicate original of such assignment or sublease, in compliance with section 12.1, has been delivered to Landlord, (b) no assignee or subtenant shall have a right further to assign or sublease.

     12.3 No assignment or sublease whatsoever shall release Tenant from Tenant's obligations and liabilities under this Lease or alter the primary liability of Tenant to pay all rent and to perform all obligations to be paid and performed by Tenant. The acceptance of rent by Landlord from any other person or entity shall not be deemed to be a waiver by Landlord of any provision of this Lease. Consent to one assignment or sublease shall not be deemed consent to any subsequent assignment or sublease. If any assignee, subtenant or successor of Tenant defaults in the performance of any obligation to be performed by Tenant under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments or subleases or amendments or modifications to this Lease with assignees, subtenants or successors of Tenant, without notifying Tenant or any successor of Tenant and without obtaining any consent thereto from Tenant or any successor of Tenant, and such action shall not release Tenant from liability under this Lease.

     12.4 Upon Tenant's entering into any agreement to sell or transfer all or substantially all of its assets (whether or not the assets to be sold or transferred include this Lease), Tenant shall within three (3) days thereafter notify Landlord of the essential terms of such agreement. If Tenant sells or transfers substantially all of its assets but does not expressly assign this Lease to the transferee, then at Landlord's option, this Lease shall be deemed to have been assigned to such transferee and such transferee shall be deemed to have assumed all of Tenant's obligations under this Lease. If such transferee does not expressly assume such obligations in writing within ten (10) days after demand delivered to Tenant, the Stipulated Difference (as defined in section 14.2(c)) shall be increased by five million dollars ($5,000,000).


                                   ARTICLE 13

                                Entry by Landlord

     13.1 Landlord shall have the right, upon not less than twenty-four (24) hours prior notice (except in cases of emergency), to enter the Premises at any time to (a) inspect the Premises, (b) exhibit the Premises to prospective purchasers, lenders or (during the last eighteen (18) months of the term) tenants, (c) determine whether Tenant is performing all of Tenant's obligations,
(d) perform any obligations of Tenant in accordance with section 14.5, (e) post notices of nonresponsibility in and about the Premises, (f) make any repairs to the Premises and (g) investigate and perform tests to determine Tenant's compliance with Article 21. In connection with any such entry, Landlord shall use reasonable efforts to avoid any unnecessary disruption of or interference with Tenant's business operation. Tenant waives all claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. If Landlord removes any existing underground tanks and fueling system from the Premises, Landlord shall have no obligation to replace them or provide alternate tanks or a fueling system. Landlord shall at all times have a key to unlock all such doors and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of such means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

                                   ARTICLE 14

                         Events of Default and Remedies

     14.1 The occurrence of any one or more of the following events ("Event of Default") shall constitute a breach of this Lease by Tenant:

     (a) Tenant fails to pay any Base Rent within five (5) days after the date when such rent becomes due or fails to make the additional deposits to the Draw Account within the time period set forth in section 24.5; or

     (b) Tenant fails to pay any additional rent or other amount of money or charge payable by Tenant hereunder as and when such additional rent or amount or charge becomes due and payable and such failure continues for more than ten (10) Business Days after Landlord gives written notice thereof to Tenant; provided, however, that after the second such failure in a calendar year, only the passage of time, but no further notice, shall be required to establish an Event of Default in the same calendar year; or

     (c) Tenant fails to perform or breaches any other agreement or covenant of this Lease to be performed or observed by Tenant as and when performance or observance is due and such failure or breach continues for more than ten (10) Business Days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such agreement or covenant, such failure or breach cannot reasonably be cured within such period of ten (10) Business Days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure or breach within a reasonable period of time after becoming aware of such failure or breach and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach within a reasonable time; or

     (d) Tenant or any Guarantor (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, (ii) makes an assignment for the benefit of its creditors, (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant (or any Guarantors) or of any substantial part of Tenant's (or any Guarantor's) property, or (iv) takes action for the purpose of any of the foregoing; or

     (e) Without consent by Tenant or a Guarantor (as the case may be), a court or government authority enters an order, and such order is not vacated within thirty (30) days, (i) appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or any Guarantor, or with respect to any substantial part of Tenant's or any Guarantor's property, or (ii) constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, or (iii) ordering the dissolution, winding-up or liquidation of Tenant or any Guarantor; or

     (f) This Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days; or

     (g) Tenant vacates or abandons the Premises; or

     (h) Any Lease Guaranty (as defined in section 24.1) ceases to be in full force and effect; or

     (i) Tenant merges or sells or transfers all or substantially all of its assets (whether or not the assets sold or transferred include this Lease), unless Landlord consents to such transaction in accordance with section 12.1.

     14.2 If an Event of Default occurs, Landlord shall have the right at any time to give a written termination notice to Tenant and, on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord shall have the right to recover from Tenant:

     (a) The worth at the time of award of all unpaid rent which had been earned at the time of termination;

     (b) The worth at the time of award of the amount by which all unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

     (c) The worth at the time of award of the amount by which all unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; provided that, in the event that, at the time of the termination of this Lease, the Premises or any substantial portion of the Premises have not been relet, in lieu of such amount, Landlord shall be entitled to withdraw the balance then held in the Draw Account and retain such balance as liquidated damages for the loss of the rents payable under this Lease for the balance of the term of this Lease, in which event such liquidated damages would be accepted by Landlord in full satisfaction of all damages suffered by Landlord for the loss of rents that would have been payable under the Lease with respect to the period after the date of termination of the Lease. The amount of funds from time to time in the Draw Account pursuant to this Article 24 (subject to section 12.4) is referred to herein as the "Stipulated Difference." Tenant and Landlord agree that (a) the Stipulated Difference is a fair and reasonable estimate of the difference in value of the Premises if Tenant's covenants and obligations, as tenant under the Leases, are performed in all material respects and the value of the Premises if such covenants and obligations are not performed in all material respects, (b) that the definition of the term "Event of Default" reflects Tenant's and Landlord's negotiated agreement as to a fair standard for determining whether such covenants and obligations are being performed in all material respects, and
(c) that such difference in value will not be precisely calculable since it will involve complex and intangible factors such as reduced salability of the Premises, reduced creditworthiness of Landlord and harm to Landlord's business reputation. Said liquidated damages would not be in lieu of or otherwise replace amounts that Landlord would be entitled to collect under sections 14.2(a), (b) and (d), and Landlord would be entitled to collect all of the same from Tenant in addition to the liquidated damages provided for in this section 14.2(c); and

     (d) All other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above shall be computed by allowing interest at the Interest Rate (as defined in section 3.4). The "worth at the time of award" of the amount referred to in clause (c) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank located nearest the Premises at the time of award plus one percent (1%). For the purpose of determining unpaid rent under clauses (a), (b) and (c) above, the rent reserved in this Lease shall be deemed to be the total rent payable by Tenant under Articles 3 and 5 hereof.

     14.3 If an Event of Default occurs, Landlord may, without terminating this Lease, terminate Tenant's right to possession of the Premises, in which event:

          (a) Landlord may, with or without process of law, retake possession of the Premises;

          (b) Tenant's obligations under this Lease (including the obligation to pay rent on the dates specified in this Lease) shall continue unaffected for the entire term of this Lease or until such earlier time as Landlord may, at its option, elect to terminate this Lease which Landlord may, at its option, do at any time;

          (c) Without being deemed to have elected to terminate this Lease, Landlord may relet the Premises in accordance with section 14.4 for the account of Tenant, in the name of Landlord or in the name of Tenant on such terms and conditions and to such tenants as Landlord may, in its discretion, determine. Landlord shall be entitled to remodel and repair the Premises, to subdivide the Premises, or to combine all or any portion or portions of the Premises with other premises in any manner which Landlord shall deem appropriate in order to accomplish such reletting; and Tenant shall reimburse Landlord, on demand, for all costs and expenses in connection with such repair or remodeling and reletting ("Reletting Costs"). Notwithstanding Landlord's recovery of possession and notwithstanding any reletting, Tenant shall continue to pay all rent provided for herein as and when it comes due, less the net proceeds received by Landlord from any reletting; provided that, if the proceeds of reletting exceed the amount due from Tenant, on or before the 15th day of each month, Landlord shall refund to Tenant any amount by which the rent paid by Tenant through such date, when added to the amount, if any, recovered by Landlord through any reletting of the Premises through such date, reduced by all Reletting Costs for which Tenant has not paid Landlord, and reduced by all amounts Landlord has previously refunded to Tenant under this subsection, and reduced any other amounts Tenant owes Landlord under this Lease, exceeds the rent due under this Lease through such date. Tenant shall reimburse Landlord upon demand for all Reletting Costs and any other costs and expenses which Landlord may incur in connection with recovery of possession or repair of the Premises;

          (d) In the event Landlord proceeds under this section 14.3, Landlord may at any time terminate this Lease by notice to Tenant. Such termination shall have the effect specified in section 14.2 and Landlord shall be entitled to all remedies under section 14.2 upon termination.

     14.4 Landlord shall have no duty to attempt to mitigate its damages by retaking and reletting the Premises; provided that, if Landlord retakes possession of the Premises under either section 14.2 or section 14.3, Landlord shall use good faith reasonable efforts to relet the Premises, subject to the following terms, conditions and limitations:

          (a) Any reletting of the Premises shall be on the terms and conditions determined by Landlord in its reasonable good faith discretion and to such tenants as Landlord shall approve in its reasonable good faith discretion. Without limiting the generality of the foregoing, Tenant acknowledges that, in reletting the Premises, Landlord may legitimately consider the effect of any such reletting on the Premises and on any other property owned by Landlord or any other person or entity controlling, controlled by, or under common control with Landlord, or otherwise affiliated with Landlord (which parties are referred to herein collectively as "Landlord Affiliates"), and, therefore, may decide not to lease the Premises at rates which are lower than Landlord is otherwise endeavoring to maintain in the Premises, or at rates which are lower than the rate that Landlord believes to be appropriate for the Premises.

          (b) Tenant recognizes that Landlord and Landlord's Affiliates currently and in the future may have vacant space in the Premises and other property and may in the future also have vacant space in new projects in competition with the Premises. In no event shall Landlord be obligated to use any effort to relet the Premises in preference to leasing any such other vacant space then available for leasing by landlord or any of Landlord's Affiliates. Landlord shall not be deemed to have failed to mitigate damages solely on account of the leasing of other space which Landlord or Landlord's Affiliates have available instead of the reletting of the Premises.

     14.5 Whether or not Landlord elects to terminate this Lease on account of any Event of Default by Tenant, and subject to Landlord's duty to attempt to mitigate its damages as provided herein, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such sublease, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder, except that amounts actually received by Landlord thereunder shall be credited against any amounts payable by Tenant hereunder.

     14.6 Except as otherwise provided in section 14.2(c), the remedies provided for in this Lease are in addition to all other remedies available to Landlord at law or in equity by statute or otherwise.

     14.7 All agreements and covenants to be performed or observed by Tenant under this Lease shall be at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money to be paid by Tenant or to perform any other act to be performed by Tenant under this Lease, Landlord shall have the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on behalf of Tenant in accordance with this Lease. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable by Tenant to Landlord on demand, together with interest on all such sums from the date of expenditure by Landlord to the date of repayment by Tenant at the Interest Rate. Landlord shall have, in addition to all other rights and remedies of Landlord, the same rights and remedies in the event of the nonpayment of such sums plus interest by Tenant as in the case of default by Tenant in the payment of rent.

     14.8 If Tenant abandons or surrenders the Premises, or is dispossessed by process of law or otherwise, any movable furniture, equipment, trade fixtures or personal property belonging to Tenant and left in the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord shall have the right to sell or otherwise dispose of such personal property in any commercially reasonable manner.


                                   ARTICLE 15

                              Damage or Destruction

     15.1 If the Premises, or any part thereof, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease, Tenant shall repair such damage and restore the Premises to substantially the same or better condition as existed before the occurrence of such fire or other casualty, Tenant shall repair and replace all such movable furniture, equipment, trade fixtures and personal property, and this Lease shall remain in full force and effect. Such repair and replacement by Tenant shall be done in accordance with Article 9. In no event shall rent abate. Provided that Tenant shall have unconditionally ratified in writing its repair and restoration obligations pursuant to this section 15.1 with respect to such casualty, Tenant shall have the right to participate in the adjustment of any insurance claim arising from such casualty and shall have the right to approve any settlement or adjustment, which approval shall not unreasonably be withheld or delayed. Provided Tenant is not in default under this Lease (and no event has occurred which, with the passage of time, the giving of notice, or both, would constitute a default), and provided Tenant has (i) delivered to Landlord plans and specifications and a budget for such repair and restoration (all of which Landlord shall have approved in its reasonable judgment), and (ii) deposited with Landlord cash in the sum equal to the excess, if any, of the total cost set forth in such approved budget over the amount of insurance proceeds received on account of such casualty, then Landlord shall make available to Tenant all insurance proceeds actually received by Landlord on account of such casualty, for application to the costs of such approved repair and restoration, as follows:

          (a) No more frequently than once per calendar month, Tenant may request that Landlord reimburse Tenant for costs incurred by Tenant for work in place to repair and restore the Premises during the immediately preceding calendar month. Tenant's request shall certify that all work for which reimbursement is requested was performed in compliance with the plans and specifications approved by Landlord pursuant to Article 9 and all applicable laws, and shall include reasonably satisfactory evidence of the costs incurred by Tenant and unconditional lien releases in form and substance required by applicable law executed by all mechanic's, materialmen, laborers, suppliers and contractors who performed any portion of the repair work or supplied materials.

          (b) Within fifteen (15) days after receiving Tenant's request, Landlord shall approve or disapprove Tenant's request, which approval shall not be unreasonably withheld, by written notice to Tenant. If Landlord approves all or any portion of a request and Landlord has received (and not previously disbursed) insurance proceeds, then Landlord's approval shall include a check in the amount approved by Landlord. If Landlord disapproves all or any portion of a request, then Landlord's notice shall state the reasons for that disapproval. Landlord's failure to deliver a notice approving or disapproving a request shall be conclusively deemed Landlord's disapproval of the request. In addition, Landlord shall have the right to impose other conditions upon disbursement so long as they are consistent with customary construction loan disbursement practices. Landlord shall maintain in an interest-bearing account any proceeds of insurance held by Landlord and any sums deposited with Landlord by Tenant pursuant to this section 15.1, and so long as no default by Tenant under this Lease has occurred, interest earned on such account shall be disbursed to Tenant upon completion of such repair and restoration, except to the extent such interest has been applied to the costs of such repair and restoration.

     15.2 If the Premises, or any part thereof, is damaged by fire or other casualty and (a) such fire or other casualty occurs during the last twelve (12) months of the term of this Lease and the repair and restoration work to be performed by Tenant in accordance with section 15.1 cannot, as reasonably estimated by Landlord, be completed within four (4) months after the occurrence of such fire or other casualty, or (b) the insurance proceeds received by Landlord and Tenant in respect of such damage are not adequate to pay the entire cost, as reasonably estimated by Landlord, of the repair and restoration work to be performed by Landlord in accordance with section 15.1 and Tenant does not deposit such shortfall with Landlord, then, in any such event, Landlord shall have the right, by giving written notice to Tenant within sixty (60) days after the occurrence of such fire or other casualty, to terminate this Lease as of the date of such notice, in which case all insurance proceeds on account of such casualty shall be paid to Landlord. If Landlord does not exercise the right to terminate this Lease in accordance with this section 15.2, Tenant shall repair such damage and restore the Premises in accordance with section 15.1 and this Lease shall remain in full force and effect.

                                   ARTICLE 16

                                 Eminent Domain

     16.1 If a substantial portion of the Premises is taken and the remaining portion of the Premises is not reasonably suitable for Tenant's purposes, or if a portion of the Premises is taken resulting in a substantial loss of access to and from the Premises without reasonable substitute access being available, Landlord and Tenant each shall have the right, by giving written notice to the other within thirty (30) days after the date of such taking, to terminate this Lease. If either Landlord or Tenant exercises such right to terminate this Lease in accordance with this section 16.1, this Lease shall terminate as of the date of such taking. If neither Landlord nor Tenant exercises such right to terminate this Lease in accordance with this section 16.1, this Lease shall terminate as to the portion of the Premises so taken as of the date of such taking and shall remain in full force and effect as to the portion of the Premises not so taken, Tenant shall restore the portion of the Premises not so taken to an integrated architectural unit in accordance with Article 9 and the Base Rent shall be reduced as of the date of such taking in the proportion that the rentable area of the Premises so taken bears to the total rentable area of the Premises. If all of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease, this Lease shall terminate as of the date of such taking.

     16.2 If all or any part of the Premises is taken by exercise of the power of eminent domain, all awards, compensation, damages, income, rent and interest payable in connection with such taking shall, except as expressly set forth in this section 16.2, be paid to and become the property of Landlord, and Tenant hereby assigns to Landlord all of the foregoing. Without limiting the generality of the foregoing, Tenant shall have no claim against Landlord or the entity exercising the power of eminent domain for the value of the leasehold estate created by this Lease or any unexpired term of this Lease. Tenant shall have the right to claim and receive directly from the entity exercising the power of eminent domain only the share of any award determined to be owing to Tenant for the taking of improvements installed in the portion of the Premises so taken by Tenant at Tenant's sole cost and expense based on the unamortized cost actually paid by Tenant for such improvements, for the taking of Tenant's movable furniture, equipment, trade fixtures and personal property, for loss of goodwill, for interference with or interruption of Tenant's business, or for removal and relocation expenses.

     16.3 In the event of any taking other than a taking referred to in section 16.1, this Lease shall continue in full force and effect, Tenant shall continue to pay all of the rent and to perform all of the covenants of Tenant in accordance with this Lease and Tenant shall restore the Premises to an integrated architectural unit in accordance with Article 9. Provided Tenant is not in default under this Lease (and no event has occurred which, with the passage of time, the giving of notice, or both, would constitute a default), and provided Tenant has (i) delivered to Landlord plans and specifications and a budget for such repair and restoration (all of which Landlord shall have approved in its reasonable judgment), and (ii) deposited with Landlord cash in the sum equal to the excess, if any, of the total cost set forth in such approved budget over the amount of condemnation award proceeds received on account of such taking, then Landlord shall make available to Tenant all condemnation award proceeds actually received by Landlord on account of such taking, for application to the costs of such approved repair and restoration, as follows:

          (a) No more frequently than once per calendar month, Tenant may request that Landlord reimburse Tenant for costs incurred by Tenant for work in place to repair and restore the Premises during the immediately preceding calendar month. Tenant's request shall certify that all work for which reimbursement is requested was performed in compliance with the plans and specifications approved by Landlord pursuant to Article 9 and all applicable laws, and shall include reasonably satisfactory evidence of the costs incurred by Tenant and unconditional lien releases in form and substance required by applicable law executed by all mechanic's, materialmen, laborers, suppliers and contractors who performed any portion of the repair work or supplied materials.

          (b) Within fifteen (15) days after receiving Tenant's request, Landlord shall approve or disapprove Tenant's request, which approval shall not be unreasonably withheld, by written notice to Tenant. If Landlord approves all or any portion of a request and Landlord has received (and not previously disbursed) condemnation award proceeds, then Landlord's approval shall include a check in the amount approved by Landlord. If Landlord disapproves all or any portion of a request, then Landlord's notice shall state the reasons for that disapproval. Landlord's failure to deliver a notice approving or disapproving a request shall be conclusively deemed Landlord's disapproval of the request. In addition, Landlord shall have the right to impose other conditions upon disbursement so long as they are consistent with customary construction loan disbursement practices. Landlord shall maintain in an interest-bearing account any condemnation award held by Landlord and any sums deposited with Landlord by Tenant pursuant to this section 16.3, and so long as no default by Tenant under this Lease has occurred, interest earned on such account shall be disbursed to Tenant upon completion of such repair and restoration, except to the extent such interest has been applied to the costs of such repair and restoration.

     16.4 As used in this Article 16, a "taking" means the acquisition of all or part of the Premises for a public use by exercise of the power of eminent domain (or a sale of any or all of the Premises in lieu, or under threat, thereof) and the taking shall be considered to occur as of the earlier of the date on which possession of the Premises (or part so taken) by the entity exercising the power of eminent domain is authorized as stated in an order for possession or the date on which title to the Premises (or part so taken) vests in the entity exercising the power of eminent domain.


                                   ARTICLE 17

                         Subordination, Merger and Sale

     17.1 This Lease shall be subject and subordinate at all times to the lien of all mortgages and deeds of trust securing any amount or amounts whatsoever, and any ground lease or master lease of the Premises, which may now exist or hereafter be placed on or against the Premises or on or against Landlord's interest or estate therein, all without the necessity of having further instruments executed by Tenant to effect such subordination. Notwithstanding the foregoing, in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, or in the event any such ground lease or master lease is terminated, this Lease shall not be terminated or extinguished, nor shall the rights and possession of Tenant hereunder be disturbed, if no Event of Default then exists under this Lease, and Tenant shall attorn to the person who acquires Landlord's interest hereunder through any such mortgage or deed of trust. Tenant agrees to execute, acknowledge and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of all such mortgages and deeds of trust or to all such ground leases or master leases of the Premises as may reasonably be required by Landlord, but Tenant's covenant to subordinate this Lease to mortgages or deeds of trust, or ground leases or master leases, hereafter executed is conditioned upon each such senior mortgage or deed of trust, or ground lease or master lease, or a separate subordination agreement, containing the commitments specified in the preceding sentence. Without limiting the generality of the foregoing, Tenant agrees to enter into a subordination, nondisturbance and attornment agreement in the form required by the holder of any such mortgage or deed of trust or by any party to any such ground lease or master lease.

     17.2 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of any or all such subleases or subtenancies.

     17.3 If the original Landlord hereunder, or any successor owner of the Premises, sells or conveys the Premises, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing after such sale or conveyance shall terminate and the original Landlord, or such successor owner, shall automatically be released therefrom, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

                                   ARTICLE 18

                              Estoppel Certificate

     18.1(a) At any time and from time to time, Tenant shall, within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord a certificate, in the form attached as Exhibit A, or such other form as may be requested, certifying: (i) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification); (ii) the Commencement Date and the Expiration Date determined in accordance with Article 2 and the date, if any, to which all rent and other sums payable hereunder have been paid; (iii) that no notice has been received by Tenant of any default by Tenant hereunder which has not been cured, except as to defaults specified in such certificate; (iv) that Landlord is not in default under this Lease, except as to defaults specified in such certificate; and (v) such other matters as may be reasonably requested by Landlord or any actual or prospective purchaser or mortgage lender. Any such certificate may be relied upon by Landlord and any actual or prospective purchaser or mortgage lender of the Premises or any part thereof.

     (b) At any time and from time to time, Landlord shall, within ten (10) days after written request by Tenant, execute, acknowledge and deliver to Tenant a certificate certifying: (i) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification);
(ii) the Commencement Date and the Expiration Date determined in accordance with
Article 2 and the date, if any, to which all rent and other sums payable hereunder have been paid; (iii) that no notice has been received by Landlord of any default by Landlord hereunder which has not been cured, except as to defaults specified in such certificate; (iv) that Tenant is not in default under this Lease, except as to defaults specified in such certificate; and (v) such other matters as may be reasonably requested by Tenant. Any such certificate may be relied upon by Tenant and any actual or prospective lender.

                                   ARTICLE 19

                                  Holding Over

     19.1 If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a Base Rent equal to one hundred twenty percent (120%) of the Base Rent in effect at the expiration of the term of this Lease pursuant to Article 3, payable in advance on or before the first day of each month. Such month to month tenancy may be terminated by either Landlord or Tenant by giving thirty (30) days' written notice of termination to the other at any time.


                                   ARTICLE 20

                              Financial Statements

     20.1 On or before April 1 of each year, Tenant shall deliver to Landlord audited consolidated financial statements of ICG Communications, Inc., a Delaware corporation ("ICGC"), and its consolidated subsidiaries ("Financial Statements") for the fiscal year of ICGC ended on the previous December 31, which Financial Statements shall include an audited consolidated balance sheet of ICGC and its consolidated subsidiaries as at the end of such fiscal year, a consolidated statement of operations of ICGC and its consolidated subsidiaries for such fiscal year, and a certificate of ICGC's auditor (which shall be a recognized national independent accounting firm) to the effect that such Financial Statements were prepared in accordance with generally accepted accounting principals consistently applied and fairly present the financial condition and operations of ICGC and its consolidated subsidiaries for and as at the end of such fiscal year.

                                   ARTICLE 21

                               Hazardous Materials

     21.1 As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, or any pollutant or contaminant, or words of similar import, which is or becomes regulated by any local governmental authority, the state in which the Premises are located, or the United States Government. The term "Hazardous Material" includes, but is not limited to, any material or substance which is, (a) designated as a "hazardous substance" pursuant to section 311 of the Federal Water Pollution Control Act (33 U.S.C.
section 1317), (b) defined as a "hazardous waste" pursuant to section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. section 6901 et seq. (42 U.S.C. section 6903), (c) defined as a "hazardous substance" pursuant to section 101 of the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. section 9601 et seq.), (d) asbestos, (e) petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), (f) petroleum products, (g) polychlorinated biphenyls, (h) urea formaldehyde, (i) radon gas, (j) radioactive matter, (k) medical waste, and (l) chemicals which may cause cancer or reproductive toxicity.

     21.2 As used herein, the term "Environmental Requirements" means all laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force relating to protection of human health or the environment, including all requirements pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, storage, disposal or releases of Hazardous Materials and all requirements pertaining to the protection of the health and safety of employees or the public.

     21.3 Tenant shall not permit or conduct the handling, use, generation, treatment, storage or disposal on, in or about the Premises of any Hazardous Material (other than normal quantities of office supplies and cleaning supplies which Tenant shall handle, use, store and dispose of in compliance with all Environmental Requirements) without prior written notice to Landlord. Any such notice by Tenant to Landlord shall be in writing and shall demonstrate to the reasonable satisfaction of Landlord that such Hazardous Material is necessary to the business of Tenant and will be handled, used, generated, treated, stored or disposed of in a manner that complies with all Environmental Requirements. Any such handling, use, generation, treatment, storage or disposal of any Hazardous Material permitted by Landlord hereunder shall be in compliance with all Environmental Requirements.

     21.4 Tenant shall, within five (5) days after the receipt thereof, give written notice to Landlord of any notice or other communication regarding any
(a) actual or alleged violation of Environmental Requirements by Tenant or with respect to the Premises, (b) actual or threatened migration of Hazardous Material from the Premises, or (c) the existence of Hazardous Material in or on the Premises or regarding any actual or threatened investigation, inquiry, lawsuit, claim, citation, directive, summons, proceeding, complaint, notice, order, writ or injunction relating to any of the foregoing.

     21.5 Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, fines, encumbrances, liens, losses, costs and expenses, including reasonable attorneys' fees and disbursements, and costs and expenses of investigation, arising from or related to the existence on or after the Commencement Date of Hazardous Material in or on the Premises or the actual or threatened migration on or after the Commencement Date of Hazardous Material from the Premises or the existence on or after the Commencement Date of a violation of Environmental Requirements by Tenant or with respect to the Premises. The obligations of Tenant under this section 21.5 shall not be affected by any investigation by or on behalf of Landlord or by any information which Landlord may have or obtain with respect thereto. Tenant shall, to the reasonable satisfaction of Landlord, perform all remedial actions necessary to remove any Hazardous Material in or on the Premises on or after the Commencement Date or to remedy actual or threatened migration from the Premises of any Hazardous Material or to remedy any actual or threatened violation of Environmental Requirements, provided such remedial action is required under Environmental Requirements. This section 21.5 shall survive termination of this Lease.

     21.6 If, at any time when the term of this Lease (including any renewal term) would expire but for the terms of this section 21.6, Hazardous Material exists in, on, about or under the Premises, then the term of this Lease shall automatically be extended and this Lease shall remain in effect until the earlier of (a) the completion of all remedial action required under section 21.5, or (b) the date specified in a written notice from Landlord to Tenant terminating this Lease. During any such extension period, Tenant shall perform all of its obligations under this Lease including payments of all rent due hereunder.

                                   ARTICLE 22

                                     Waiver

     22.1 The waiver by Landlord or Tenant of any breach of any covenant in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other covenant in this Lease, nor shall any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in strict accordance with this Lease. The subsequent acceptance of rent hereunder by Landlord or the payment of rent by Tenant shall not waive any preceding breach by Tenant of any covenant in this Lease, nor cure any Event of Default, nor waive any forfeiture of this Lease or unlawful detainer action, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance or payment of such rent.


                                   ARTICLE 23

                                     Notices

     23.1 All requests, approvals, consents, notices and other communications given by Landlord or Tenant under this Lease shall be properly given only if made in writing and either deposited in the United States mail, postage prepaid, certified with return receipt requested, or delivered by hand (which may be through a messenger or recognized delivery or courier service) and addressed as follows: To Landlord at the address of Landlord specified in the Basic Lease Information, or at such other place as Landlord may from time to time designate in a written notice to Tenant; and to Tenant, before the Commencement Date, at the address of Tenant specified in the Basic Lease Information, and after the Commencement Date, at the Premises, or at such other place as Tenant may from time to time designate in a written notice to Landlord. Such requests, approvals, consents, notices and other communications shall be effective on the date of receipt (evidenced by the certified mail receipt) if mailed or on the date of delivery if hand delivered.


                                   ARTICLE 24

                          Guaranties; Security Deposit

     24.1 As a condition precedent for Landlord's benefit to the effectiveness of this Lease and the Commencement Date, on or before the Commencement Date Tenant shall cause to be delivered to Landlord Continuing Lease Guaranties in the form attached hereto as Exhibit B, executed by the respective Guarantors specified in the Basic Lease Information (the "Lease Guaranties").

     24.2 As a condition precedent for Landlord's benefit to the effectiveness of this Lease and the Commencement Date, on or before the Commencement Date Tenant shall deposit with Landlord by wire transfer the amount of ten million dollars ($10,000,000) (the "Security Amount") to be held by Landlord as a security deposit in accordance with this Article 24. The Security Amount shall be held in an interest-bearing account in Landlord's own name as secured party with respect to the security interest hereby granted by Tenant, as cash collateral (the "Draw Account"), established with a financial institution selected by Landlord and reasonably satisfactory to Tenant. Funds in the Draw Account shall be invested in such Permitted Investments (as hereinafter defined), as Tenant may from time to time designate by written notice to Landlord and as approved by Landlord in its reasonable discretion. The term "Permitted Investments" means money market accounts with, or certificates of deposit issued by, a national bank or other depository institution which bank or institution is satisfactory to Landlord in its sole discretion; United States Treasury securities; or commercial paper rated AAA or better by Standard and Poors Corporation (or equivalent rating of another nationally recognized credit rating agency). Risk of loss of the amounts held in the Draw Account shall be borne by Tenant, and Landlord shall have no liability for any loss, or diminution in value, of the Draw Account due to any failure of, or other financial problems affecting, such financial institution. Interest earned on the Draw Account shall for all purposes become part of the Draw Account. On each anniversary of the date the funds are deposited in the Draw Account, amounts held in the Draw Account in excess of the Security Amount (as the same may have been adjusted pursuant to section 24.6) shall be disbursed as follows: (a) first, to pay all reasonable costs to establish and maintain the Draw Account; and (b) second, the balance, if any, to Tenant. Tenant hereby grants to Landlord a security interest in the Draw Account and all proceeds thereof to secure the full and timely performance of Tenant's obligations under this Lease. In addition to the remedies set forth in this Lease, Landlord shall have all of the rights and remedies of a secured party pursuant to the Massachusetts Uniform Commercial Code. At any time upon Landlord's request, Tenant shall execute and deliver to Landlord such security agreements, financing statements and other documents as Landlord may reasonably require to further evidence and perfect such security interest.

     24.3 If this Lease is terminated and Landlord is entitled to liquidated damages in accordance with section 14.2(c), Landlord may withdraw all of the funds then remaining in the Draw Account and retain the withdrawn amount.

     24.4 Landlord may, from time to time, withdraw funds from the Draw Account for application against any installment of Rent not paid when due or to pay any other amount payable by Tenant hereunder that is not paid when due, including amounts payable by Tenant under this Lease to reimburse Landlord for amounts paid by Landlord for the account of Tenant as provided for in this Lease.

     24.5 In the event of a partial withdrawal of funds from the Draw Account in accordance with section 24.4, Tenant shall, within five (5) business days after Landlord has given Tenant notice of such withdrawal (including the purpose of such withdrawal), deposit to the Draw Account such additional funds as shall be necessary to cause the amount of funds in the Draw Account to be returned to the Security Amount and if Tenant fails to do so within that 5-day period, an Event of Default shall be deemed to have occurred and the Landlord may terminate this Lease and/or exercise any of its other rights and remedies, including its rights under this Article 24.

     24.6 The Security Amount shall be subject to adjustment on the terms and conditions set forth in this section 24.6. As of April 15 of each year commencing with April 15, 2001 (each a "Reduction Date"), the Security Amount shall be reduced by the Reduction Amount (as defined below) applicable to such Reduction Date, provided that, as of such Reduction Date, all of the following conditions (the "Reduction Conditions") are satisfied:

          (a) Either

               (i)(A) the net income of ICGC during each of the immediately preceding three fiscal years shall have been more than one dollar ($1.00), and (B) the average annual net income of ICGC during the immediately preceding three fiscal years shall have been more than an amount equal to (1) ten (10), multiplied by (2) the average annual Base Rent payable under this Lease during such three fiscal year period; or

               (ii)(A) during each of the immediately preceding three (3) fiscal years, the ratio of (1) ICGC's Net Cash Flow (as defined below) during such year, to (2) ICGC's Fixed Charges (as defined below) during such year shall have exceeded 2.0 to 1, and (B) the average annual Net Cash Flow of ICGC during the immediately preceding three (3) fiscal years shall have been more than an amount equal to (1) ten (10), multiplied by (2) the average annual Base Rent payable under this Lease during such three fiscal year period; and

          (b) ICGC's Market Capitalization (as defined below) exceeds one billion dollars ($1,000,000,000); and

          (c) ICG Holdings, Inc. occupies one hundred percent (100%) of the Premises as its headquarters and system operations center; and

          (d) no Event of Default has occurred and is continuing; and

          (e) no Reduction Event shall have occurred during the previous three hundred sixty-five (365) days; and

          (f) Tenant shall have delivered to Landlord (i) a certificate signed by the Chief Financial Officer of ICGC and a senior executive officer of Tenant, certifying that, as of the date of such certificate, each of the Reduction Conditions is satisfied, and (ii) detailed calculations, based upon the Financial Statements of ICGC for the relevant years, demonstrating to Landlord's reasonable satisfaction that the Reduction Condition set forth in clause (a) above is satisfied.

References in this section 24.6 to ICGC mean ICGC and its consolidated subsidiaries, on a consolidated basis in accordance with GAAP. References in this section 24.6 to financial terms refer to such terms determined in accordance with GAAP. As used herein, the following terms have the meanings indicated below:

          "Fixed Charges" means, for any period, all taxes, interest expense (cash and non-cash), rent and lease expenses and the current portion of long-term debt for such period.

          "Market Capitalization" means, as of any date, the product of (1) the total number of shares of common stock of ICGC traded on a major stock exchange or on the NASDAQ National Market System, multiplied by (2) the per share price of such common stock most recently quoted on such exchange or Market System, as published in The Wall Street Journal.

          "Net Cash Flow" means, for any period, net income during such period, plus depreciation, amortization, impairment losses [and non-cash interest] during such period.

          "Reduction Amount" means the respective amounts set forth below for the respective Reduction Dates indicated:

           Reduction Date                     Reduction Amount
          ---------------------              ------------------
           April 15, 2001                        $1,250,000
           April 15, 2002                        $1,250,000
           Each April 15
             from April 15,
             2003 to April 15,
             2007, inclusive                     $1,500,000
           Each April 15
             from April 15,
             2008 to April 15,
             2012, inclusive                     $2,000,000

Upon the occurrence of any Reduction Event, Landlord shall deliver to Tenant an amount equal to the excess of the funds then held in the Draw Account over the adjusted Security Amount becoming effective upon such Reduction Date.

     24.7(a)  The  Security  Amount  shall be  reduced to five  million  dollars
($5,000,000)   at  any  time  that  Tenant   delivers  to  Landlord   reasonably
satisfactory evidence that:

          (i) either Tenant or ICGC shall have obtained, and maintained for a continuous period of not less than twelve (12) months (without any "CreditWatch" or downgrade consideration), ratings of its unsecured debt of BBB- or better from Standard and Poor's Corporation ("S&P") and Baa3 or better from Moody's Investors Service ("Moody's"); or

          (ii) either Tenant or ICGC shall have obtained, and maintained for a continuous period of not less than eighteen (18) months (without any "CreditWatch" or downgrade consideration), a rating of its unsecured debt of BBB- or better from S&P or Baa3 or better from Moody's, and a rating of its unsecured debt of BBB- or better from Duff & Phelps Credit Rating Co. ("Duff");

provided that, as of the date Tenant would be entitled to such reduction, no Event of Default has occurred and is continuing. Upon the occurrence of any such reduction, Landlord shall deliver to Tenant from the Draw Account an amount equal to the excess (if any) of the funds then held in the Draw Account over the adjusted Security Amount becoming effective upon such reduction. If the Security Amount is less than five million dollars ($5,000,000), this section 24.7(a) shall have no effect.

     (b) Tenant's obligations pursuant to this Article 24 to provide security shall terminate, and Landlord shall return to Tenant all funds remaining in the Draw Account at any time that Tenant delivers to Landlord reasonably satisfactory evidence that:

          (i) either Tenant or ICGC shall have obtained, and maintained for a continuous period of not less than eighteen (18) months (without any "CreditWatch" or downgrade consideration), ratings of its unsecured debt of BBB or better from S&P and Baa2 or better from Moody's; or

          (ii) either Tenant or ICGC shall have obtained, and maintained for a continuous period of not less than twenty-four (24) months (without any "CreditWatch" or downgrade consideration), ratings of its unsecured debt of BBB- or better from S&P and Baa3 or better from Moody's; or

          (iii) either Tenant or ICGC shall have obtained, and maintained for a continuous period of not less than thirty (30) months (without any "CreditWatch" or downgrade consideration), a rating of its unsecured debt of BBB- or better from S&P or Baa3 or better from Moody's, and a rating of its unsecured debt of BBB- or better from Duff & Phelps Credit Rating Co. ("Duff");

provided that, as of the time that Tenant delivers to Landlord such evidence of such ratings, no Event of Default has occurred and is continuing.

     24.8 Upon the expiration or sooner termination of this Lease, Landlord shall return to Tenant any funds remaining in the Draw Account, provided that Landlord shall have the right to retain in the Draw Account (and draw in accordance with this Article 24) an amount which Landlord reasonably determines to be equal to the damages Landlord has suffered arising from any uncured default by Tenant.

     24.9 So long as no Event of Default has occurred and is continuing, Tenant shall have the right to provide Landlord, in lieu of the security described in this Article 24, an irrevocable standby letter of credit in the amount of the Security Amount, in form and substance satisfactory to Landlord and issued by a bank satisfactory to Landlord (a "Letter of Credit"). In the event Tenant elects to so provide a Letter of Credit, Landlord and Tenant shall negotiate in good faith an amendment to this Lease to set forth the rights and obligations of Landlord and Tenant with respect to the Letter of Credit, the terms of which amendment shall provide Landlord with comparable security, in Landlord's reasonable judgment, to that provided pursuant to this Article 24.

                                   ARTICLE 25

                                  Miscellaneous

     25.1 The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising out of or resulting from any failure by Tenant to perform any of its obligations or any breach by Tenant of any of its representations or warranties in accordance with this Lease. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. Subject to Article 12, this Lease shall benefit and bind Landlord and Tenant and the personal representatives, heirs, successors and assigns of Landlord and Tenant. If any provision of this Lease is determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed in accordance with the laws of the state where the Premises are located.

     25.2 If there is any legal action or proceeding between Landlord and Tenant to enforce this Lease or to protect or establish any right or remedy under this Lease, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees and disbursements shall be included in and as a part of such judgment.

     25.3 The exhibits and addenda, if any, specified in the Basic Lease Information are attached to and made a part of this Lease.

     25.4 Tenant warrants and represents to Landlord that Tenant and has not authorized or employed, or acted by implication to authorize or to employ, any real estate broker or salesman to act for Tenant in connection with this Lease.

     25.5 Tenant and each person executing this Lease on behalf of Tenant represents and warrants to Landlord that (a) Tenant is a corporation, duly organized and validly existing under the laws of the State of Colorado, (b) Tenant is qualified to do business in the state where the Premises is located,
(c) Tenant has full right, power and authority to enter into this Lease and to perform all of Tenant's obligations hereunder, and (d) each person signing this Lease on behalf of Tenant is duly and validly authorized to do so.

     25.6 There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, offers, agreements and understandings, oral or written, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease or the Premises. There are no representations between Landlord and Tenant or between any real estate broker and Tenant other than those expressly set forth in this Lease and all reliance with respect to any representations is solely upon representations expressly set forth in this Lease. This Lease may not be amended or modified in any respect whatsoever except by an instrument in writing signed by Landlord and Tenant.


                                   ARTICLE 26

                          Option to Expand the Building

     26.1(a) Upon and subject to the terms and conditions of this Article 26, Landlord hereby grants to Tenant the right and option (the "Expansion Option")
(i) to request that Landlord construct the Expansion Improvements (as defined below) and lease the Expansion Improvements to Tenant in accordance with sections 26.2 and 26.4, or (ii) to request that Landlord purchase from, and lease back to, Tenant the Expansion Improvements upon Tenant's construction thereof in accordance with sections 26.3 and 26.4, or (iii) if Landlord declines to construct or purchase from Tenant the Expansion Improvements, to (A) subdivide the Premises and purchase the portion of the Premises on which the Expansion Improvements are to be constructed and construct the Expansion
Improvements itself in accordance with section 26.5, or (B) construct the Expansion Premises itself as a leasehold improvement without subdividing the Premises in accordance with section 26.6.

     (b) The additional improvements to be constructed if the Expansion Option is exercised (the "Expansion Improvements") shall (i) be one or more buildings separate from the existing Building, of design, nature and type substantially similar to the existing Building, and (ii) be of a size and be located and configured per the location and configuration of "Phase 2" shown in the Site Plan attached hereto as Exhibit C, unless at the request of the Tenant, Landlord, in its sole and absolute discretion, shall agree to construct or allow Tenant to construct Expansion Improvements of a different design, nature or type. Landlord shall have the right, but not the obligation, to provide a proposal to construct the Expansion Improvements.

     (c) The Expansion Option shall be exercised by Tenant, if at all, by written notice thereof (an "Expansion Notice") to Landlord given not earlier than the Commencement Date and not later than the tenth (10th) anniversary of the Commencement Date (the "Exercise Period"). The Expansion Notice may propose either one or two buildings and shall be accompanied by preliminary conceptual plans and specifications for the Expansion Improvements ("Preliminary Plans"). The Expansion Notice shall specify whether Tenant (i) proposes to construct the Expansion Improvements itself and requests that Landlord purchase and lease back the Expansion Improvements in accordance with sections 26.3 and 26.4, or (ii) requests that Landlord construct the Expansion Improvements and lease them to Tenant in accordance with sections 26.2 and 26.4. The Expansion Option may be exercised from time to time, each exercise relating to a single additional building. No purported exercise of the Expansion Option which fails to satisfy the conditions set forth in section 26.7 and no valid exercise which is later rescinded shall impair Tenant's right thereafter to exercise the Expansion Option during the Exercise Period. As of the end of the Exercise Period, the Expansion Option shall lapse and be of no further force and effect, except to the extent theretofore exercised. Time is of the essence of this provision.

     26.2 If the Expansion Notice requests that Landlord constructs the Expansion Improvements, then not later than sixty (60) days after delivery of the Expansion Notice, Landlord shall notify Tenant if it elects not to construct the Expansion Improvements (which election shall be in Landlord's sole discretion), or, in the event Landlord proposes to construct the Expansion
Improvements, Landlord shall submit to Tenant a notice (the "Specification Notice") which notice shall contain Landlord's best good faith estimate of (a) the total costs (hard and soft) of constructing the Expansion Improvements, (b) the projected date for completion and delivery to Tenant of the Expansion Improvements, and (c) the projected Expansion Base Rent. Tenant may elect, by written notice to Landlord within sixty (60) days following Tenant's receipt of the Specification Notice, either to accept the terms of the Specification Notice or to rescind its exercise of the Expansion Option. In the event Landlord shall have notified Tenant that Landlord elects not to construct the Expansion Improvements, then Tenant may elect, by written notice to Landlord within sixty
(60) days following Tenant's receipt of Landlord's notice, to either (i) rescind its exercise of the Expansion Option, (ii) exercise the right (the "Leasehold Improvement Option") to construct the Expansion Improvements on the Premises at its sole cost in accordance with section 26.6, or (iii) exercise the right (the "Tenant Subdivision Option") to cause the Premises to be subdivided such that the site on which the proposed Expansion Improvements are to be constructed (the "Expansion Site") is a separate legal parcel in compliance with all applicable laws, codes, ordinances and regulations and with the requirements of section
26.5 and to purchase the Expansion Site from Landlord and construct the Expansion Improvements itself, all in accordance with section 26.5; provided, however, that if Tenant elects to either rescind the exercise of the Expansion Option or to exercise the Tenant Subdivision Option or the Leasehold Improvement Option, Tenant shall pay to Landlord as additional rent an amount equal to 150% of Landlord's out-of-pocket costs incurred to third parties (including, without limitation, architects, engineers and other design professionals) in preparing the Specification Notice, and Tenant shall, upon payment, be entitled to copies of all plans, specifications and designs. Tenant's failure to timely exercise the Tenant Subdivision Option or the Leasehold Improvement Option shall be conclusively deemed to constitute a rescission of the exercise of the Expansion Option. Time is of the essence of this provision.

     26.3 If the Expansion Notice proposes that Tenant constructs the Expansion Improvements and requests that Landlord purchase the Expansion Improvements, then not later than sixty (60) days after delivery of the Expansion Notice, Landlord shall notify Tenant whether or not it elects to purchase the Expansion Improvements (which election shall be in Landlord's sole discretion), and the provisions of subsection (a) or (b) of this section 26.3, as applicable, shall apply.

     (a) In the event Landlord shall have notified Tenant that Landlord elects to purchase the Expansion Improvements (the "Purchase Notice"), then Tenant shall undertake construction of the Expansion Improvements ("Tenant's Work") and the provisions of section 26.3(a)(i) through 26.3(a)(ix) hereinbelow shall be applicable.

          (i) Tenant shall cause to be constructed the Expansion Improvements in accordance with all applicable laws and the procedures set forth hereinbelow.  Upon the  Expansion  Rent  Commencement  Date (as  defined in section 26.4(a)), Landlord shall purchase and Tenant shall sell the Expansion Improvements for a net price equal to Tenant's Expansion Costs (as defined below), and Tenant shall execute and deliver to Landlord such documents and instruments as Landlord may reasonably request in connection with such purchase and sale. The term "Tenant's Expansion Costs" means all hard and soft costs incurred by Tenant (but excluding land costs) in connection with the design and construction of the Expansion Improvements, as said term may be further defined in the Lease Amendment described below. Tenant shall pay all closing costs in connection with such purchase and sale, including the premium for an endorsement to Landlord's title policy to increase the liability amount to reflect the price of the Expansion Improvements. From and after the Expansion Rent Commencement Date and for the remainder of the term (as the same may be extended pursuant to section 26.4(c)), Tenant pay Expansion Base Rent (as defined in section 26.4(a)) for the Expansion Improvements; the Expansion Improvements shall be deemed to be a part of the Premises hereunder; and Tenant shall pay all Operating Expenses for the Expansion Improvements as set forth in section 3.1(b) and shall perform all other obligations of Tenant under this Lease as if the Expansion Improvements were part of the original Premises. At the conclusion of this Lease, the Expansion Improvements shall be delivered to Landlord in good condition (reasonable wear and tear excepted). Title to the Expansion Improvements shall, at all times, remain in the name of Landlord and shall not pass to Tenant.

          (ii) On or before ten (10) days from the date of the Purchase Notice, Tenant shall notify Landlord of the identity and mailing address of the licensed architect engaged by Tenant for the preparation of plans for
     Tenant's Work. On or before forty-five (45) days from the date of the Purchase Notice, Tenant, at Tenant's expense, shall cause Tenant's architect to prepare and deliver to Landlord for Landlord's reasonable approval five (5) sets of final plans and specifications for Tenant's Work.

          (iii) Landlord shall review said plans and specifications and notify Tenant within fifteen (15) days of receipt of said plans and specifications in Landlord's office, of the matters, if any, in said plans which fail to conform to Landlord's construction requirements or otherwise fail to meet with Landlord's approval which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall, within ten (10) days from receipt of any such notice from Landlord, cause said plans to be revised in such manner as is requisite to obtaining Landlord's approval and shall submit revised plans for Landlord's approval. When Landlord has approved Tenant's plans, Landlord shall initial and return one (1) set of approved plans to Tenant, which set shall also show the date of Landlord's approval. Tenant's Work shall be carried out pursuant to a fixed price or not-to-exceed construction contract in form and substance reasonably satisfactory to Landlord, and with a licensed contractor reasonably satisfactory to Landlord. Landlord shall have the right to require that Tenant obtain payment and completion bonds on terms satisfactory to Landlord prior to commencing Tenant's Work. Tenant agrees not to commence Tenant's Work until Landlord has approved the final plans, the contractor and the construction contract, all required permits have been issued and this Lease has been amended in accordance with section 26.8. Tenant shall reimburse Landlord for actual costs expended for review of all plans.

          (iv) Tenant shall not deviate from the final set of plans and specifications approved by Landlord without Landlord's prior written consent, which consent shall not be unreasonably withheld. Landlord's approval of plans and specifications shall not constitute the assumption of any responsibility by Landlord for any of Tenant's Work or the accuracy or sufficiency of Tenant's plans and specifications.

          (v) If Tenant fails to complete the Tenant's Work in accordance with such plans and specifications prior to the Construction Deadline (as defined below), Landlord, at Landlord's option, may terminate this Lease or, at Landlord's option, may enter the Expansion Improvements, complete Tenant's Work, and Tenant shall pay the cost thereof to Landlord upon demand. The term "Construction Deadline" means the date eighteen (18) months after commencement of construction, plus the number of days that construction is delayed due to Force Majeure; provided that such date shall be extended an additional six (6) months so long as Tenant is continuously and diligently proceeding with construction.

          (vi) Tenant shall comply with and shall require its contractors to comply with all federal, state, and local laws, ordinances, regulations and directions relating to the employment, conditions of employment and hours of labor in connection with any construction, alteration, installation or repair work done by or for Tenant in or about the Premises. If Landlord is damaged as a result of any breach by Tenant of these covenants, Tenant shall pay to Landlord the amount of such damage, upon demand.

          (vii) Upon completion of construction of the Expansion Improvements, Tenant shall submit:

               (A) Properly notarized final releases of liens from Tenant's general contractor and all subcontractors.

               (B) Properly notarized final releases of liens from Tenant's major suppliers, architect or anyone supplying a significant amount of materials or services for the construction of the Expansion Improvements.

               (C) A certificate of occupancy and a final inspection report (as applicable) from the appropriate governing body, indicating that the Expansion Improvements has no violation of local building codes.

          (viii) At all times prior to the completion of Tenant's Work, Tenant shall cause its general contractor and subcontractors to maintain such insurance as Landlord may reasonably require, with insurance carriers reasonably approved by Landlord, in amounts reasonably approved by Landlord.

          (ix) Tenant's Work shall be completed, lien-free in a good and workmanlike manner, and shall constitute Class A office space constructed to the same standards as the existing Building. Tenant hereby agrees to indemnify, defend and hold Landlord harmless from any and all liens and/or claims placed against the Premises, arising out of, or in connection with, Tenant's Work; and notwithstanding anything to the contrary contained in this Lease, no liens of any nature, whether voluntary or involuntary, may be placed or allowed by Tenant on the Premises. However, Tenant may bond around any mechanic's liens within thirty (30) days of recording, without an Event of Default occurring. Landlord shall have no liability of any kind, and Tenant shall be solely responsible, for any defects or legal violations respecting the Expansion Improvements. Tenant hereby agrees to indemnify, defend and hold Landlord harmless from any and all claims and liabilities of any kind, howsoever arising, relating to the Expansion Improvements and Tenant shall execute an indemnity, reasonably satisfactory to Landlord in form and content, prior to commencement of Tenant's Work.

     (b) In the event Landlord shall have notified Tenant that Landlord elects not to purchase the Expansion Improvements, then Tenant may elect, by written notice to Landlord within sixty (60) days following Tenant's receipt of Landlord's notice, to either (i) rescind its exercise of the Expansion Option,
(ii) exercise the Leasehold Improvement Option, or (iii) exercise the Tenant Subdivision Option. Tenant's failure to timely exercise the Tenant Subdivision Option or the Leasehold Improvement Option shall be conclusively deemed to constitute a rescission of the exercise of the Expansion Option. Time is of the essence of this provision.

     26.4(a) Base Rent for the Expansion Improvements if the Expansion Improvements are constructed by Landlord or if Landlord purchases the Expansion Improvements in accordance with section 26.3(a) ("Expansion Base Rent"), calculated as provided in section 26.4(b), shall commence upon the date (the "Expansion Rent Commencement Date") the Expansion Improvements are substantially completed, subject only to "punch list" items and other items of incomplete work that do not materially interfere with the use and occupancy of the Expansion Improvements (as certified to Landlord and Tenant by the supervising architect, or, as evidenced by the issuance of a temporary or permanent certificate of occupancy), and delivered to Tenant for Tenant's occupancy. Expansion Base Rent shall be included in "Base Rent" for purposes of this Lease, and shall be payable concurrently with payments of Base Rent hereunder as set forth in
Article 3 of this Lease. From and after the Expansion Rent Commencement Date, the Expansion Improvements shall be deemed to be a part of the Premises hereunder, and in addition to Expansion Base Rent, Tenant shall pay all Operating Expenses for the Expansion Improvements as set forth in section 3.1(b) and shall perform all other obligations of Tenant under this Lease as if the Expansion Improvements were part of the original Premises.

     (b) If the Expansion Improvements are constructed by Landlord or if Landlord purchases the Expansion Improvements in accordance with section
26.3(a), Expansion Base Rent shall be: (i) for the first twelve (12) months after the Expansion Rent Commencement Date, an amount calculated to provide Landlord with an annual return on Landlord's investment of Total Expansion Costs (as defined below) equal to the Rent Yield (as defined below), and (ii) for each successive twelve (12) month period thereafter, an amount equal to one hundred three percent (103%) of the Expansion Base Rent in effect during the preceding 12-month period. The term "Total Expansion Costs" means all hard and soft costs incurred by Landlord (including a reasonable development fee payable to Landlord and financing charges, but excluding land costs) in connection with the design and construction of the Expansion Improvements, as said term may be further defined in the Lease Amendment described below. In the event Landlord purchases the Expansion Improvements in accordance with section 26.3(a), "Total Expansion Costs" shall mean Tenant's Expansion Costs. The term "Rent Yield" means a percentage equal to Landlord's Spread (as defined below) plus the Assumed Loan Constant (as defined below). The term "Landlord's Spread" means (x) if, as of the Expansion Rent Commencement Date, Tenant shall have satisfied the debt rating conditions set forth in section 24.7, seventy-five (75) basis points; and
(y) if, as of the Expansion Rent Commencement Date, Tenant shall not have satisfied the debt rating conditions set forth in section 24.7, one hundred twenty-five (125) basis points. The term "Assumed Loan Constant" means a percentage equal to the percentage of Total Expansion Costs which Landlord would be required to pay annually as debt service on a secured loan in a principal amount equal to Total Expansion Costs, with amortization of principal over a term which ends five (5) years after the term of this Lease (as the same may be extended pursuant to section 26.4(c)) and interest at the then prevailing rate (determined with reference to loan terms being proposed by major life insurance company lenders such as Principal Mutual, Metropolitan Life and Teachers Insurance) for fully amortizing mortgage loans of like tenor secured by property comparable to the Premises. Effective upon the Expansion Rent Commencement Date, the Security Amount shall be increased by an amount equal to twenty percent (20%) of the Total Expansion Costs, provided that the Security Amount shall not be required to exceed ten million dollars ($10,000,000). Effective upon the Expansion Rent Commencement Date, section 24.6 shall be amended to provide that the first Reduction Date shall occur on the fourth (4th) April 15 to occur after the Expansion Rent Commencement Date, and subsequent Reduction Dates shall occur annually thereafter (but the Reduction Amounts applicable on the successive Reduction Dates shall remain as set forth in section 24.6).

     (c) In the event the Expansion Commencement Date occurs later than the third (3rd) anniversary of the Commencement Date, the term of this Lease shall automatically be extended such that the Expiration Date shall be the date twelve
(12) years after the Expansion Commencement Date. If Landlord constructs or purchases the Expansion Improvements, Base Rent for the extended term shall be calculated in accordance with section 3.1 based upon the Base Rent (including Expansion Base Rent).

     26.5 In the event that Landlord elects not to undertake construction of the Expansion Improvements or elects not to purchase the Expansion Improvements pursuant to section 26.3(a), and Tenant exercises the Tenant Subdivision Option and elects to undertake construction of the Expansion Improvements ("Tenant's Work"), the provisions of section 26.5(a) through 26.5(f) hereinbelow shall be applicable.

     (a) Tenant shall, at its sole cost and expense and upon and subject to the terms of this section 26.5 and the other applicable provisions of this Article 26, (i) cause the Premises to be subdivided so that the Expansion Site is a separate legal parcel, (ii) purchase the Expansion Site from Landlord, and (iii) cause to be constructed the Expansion Improvements in accordance with all applicable laws and the procedures set forth hereinbelow. For the remainder of the term of this Lease, the Expansion Site and the Expansion Improvements shall not be a part of the Premises hereunder.

     (b) On or before forty-five (45) days after the date of Tenant's exercise of the Tenant Subdivision Option, Tenant, at Tenant's expense, shall (i) cause a registered surveyor or civil engineer to prepare and deliver to Landlord a proposed subdivision map (the "Proposed Subdivision Map"), complying in all respects with all laws, statutes, codes and ordinances, to legally separate the Expansion Site and the remainder of the Premises (the "Remaining Parcel") such that each parcel complies with all applicable laws, statutes, codes, ordinances and covenants, conditions and restrictions ("Legal Requirements"), and (iii) cause Tenant's architect to prepare and deliver to Landlord for Landlord's approval five (5) sets of final plans and specifications for Tenant's Work including a detailed depiction of all proposed improvements (the "Final Plans"). The Proposed Subdivision Map shall be subject to Landlord's approval, which shall not be unreasonably withheld. Without limiting the foregoing, Landlord may disapprove the Proposed Subdivision Map if (A) Landlord would be required to expend any sums to improve the Remaining Parcel to cause it to be in compliance with any Legal Requirements, (B) the Remaining Parcel would, in Landlord's reasonable judgment, be of less value than the value prior to the subdivision minus the Site Price (as defined below), or (C) the expense of owning, operating, managing or maintaining the Remaining Parcel would be increased by the subdivision. Landlord shall review the Proposed Subdivision Map and notify Tenant within fifteen (15) days of receipt of the matters, if any, which fail to conform to Landlord's reasonable requirements.

     (c) Landlord  shall review the Final Plans and notify Tenant within fifteen
(15) days of receipt of said plans and specifications in Landlord's office, of the matters, if any, in said plans which fail to meet with Landlord's approval which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall, within ten (10) days from receipt of any such notice from Landlord, cause the Proposed Subdivision Map and/or the Final Plans, as the case may be, to be revised in such manner as is requisite to obtaining Landlord's approval and shall submit a revised Proposed Subdivision Map and/or Final Plans for Landlord's approval. The Proposed Subdivision Map as approved by Landlord is referred to herein as the "Subdivision Map." As promptly as reasonably practicable after Landlord's approval of the Subdivision Map and the Final Plans, Tenant shall cause the Subdivision Map to be recorded and shall take all other steps necessary to cause the Premises to be subdivided. Tenant agrees not to commence Tenant's Work until Landlord has approved the Subdivision Map and the Final Plans, the Premises has been legally subdivided in accordance with the approved Subdivision Map, Tenant has purchased the Expansion Site in accordance with this section 26.5, all required permits have been issued and this Lease has been amended in accordance with section 26.8. Tenant shall reimburse Landlord for actual costs expended for review of all maps and plans. Tenant shall not materially deviate from the Final Plans approved by Landlord without Landlord's prior written consent, which shall not be unreasonably withheld. Landlord's approval of plans and specifications shall not constitute the assumption of any responsibility by Landlord for any of Tenant's Work or the accuracy or sufficiency of Tenant's plans and specifications.

     (d) Immediately upon recordation of the Subdivision Map and completion of all procedures necessary to legally subdivide the Premises, Tenant shall purchase the Expansion Site from Landlord for a price (the "Site Price"), net to Landlord, equal to the product of (i) the number of gross square feet of land area in the Expansion Site, multiplied by (ii) the Square Foot Price (as defined below) in effect as of the date of the sale. The term "Square Foot Price" means
(A) during the twelve (12) month period commencing on the Commencement Date, seven and one-half dollars ($7.50) (the "Initial Price"), and (B) during each successive twelve (12) month period, the Initial Price increased by five percent (5%) per year on a compounded basis. Tenant shall bear all costs and expenses, and shall reimburse Landlord for all costs and expenses incurred by Landlord, in connection with such purchase, including the subdivision of the Premises and the Lease Amendment. After the recordation of the Subdivision Map and upon completion of the sale of the Expansion Site to Tenant, Tenant shall be subject to no further restriction on encumbrance of the Expansion Site with a mortgage or deed of trust.

     (e) If Tenant fails to commence  construction  of Tenant's work within nine
(9) months after delivery of the Expansion Notice or fails to complete the Tenant's Work in accordance with the Final Plans prior to the Construction Deadline, Landlord, at Landlord's option, may rescind the sale of the Expansion Site in which case the sale of the Expansion Site shall be reversed (with Tenant conveying the Expansion Site to Landlord at a net price equal to the Site Price), and Tenant shall be deemed to have elected not to exercise the Expansion Option.

     (f) Landlord and Tenant acknowledge that the subdivision of the Premises and construction of the Expansion Improvements will require modification of and/or additions to the parking facilities on the Premises. Landlord and Tenant shall include in the Final Plans provisions for parking facilities serving both the existing Building and the Expansion Improvements. Such parking facilities shall be designed and constructed at Tenant's sole cost and expense. If adequate parking facilities are not constructed on each respective parcel sufficient to serve that parcel and it is necessary or appropriate to construct parking facilities on one of the parcels to provide parking for both parcels, then Landlord and Tenant shall enter into an appropriate perpetual access and parking easement simultaneously with Tenant's purchase of the Expansion Site.

     26.6 In the event that Landlord elects not to undertake construction of the Expansion Improvements or elects not to purchase the Expansion Improvements pursuant to section 26.3(a), and Tenant exercises the Leasehold Improvement Option and elects to undertake construction of the Expansion Improvements ("Tenant's Work"), the provisions of section 26.6(a) through 26.6(c) hereinbelow shall be applicable.

     (a) Tenant shall cause to be constructed the Expansion Improvements in accordance with all applicable laws and the procedures set forth hereinbelow. Landlord shall have no obligation to purchase the Expansion Improvements, and Tenant shall, for the remainder of the term, pay no Expansion Base Rent for the Expansion Improvements, but the Expansion Improvements shall be deemed to be a part of the Premises hereunder, and Tenant shall pay all Operating Expenses for the Expansion Improvements as set forth in section 3.1(b) and shall perform all other obligations of Tenant under this Lease as if the Expansion Improvements were part of the original Premises. At the conclusion of this Lease, the Expansion Improvements shall be delivered to Landlord in good condition (reasonable wear and tear excepted). Title to the Expansion Improvements shall, at all times, remain in the name of Landlord and shall not pass to Tenant. Landlord shall have no liability of any kind, and Tenant shall be solely responsible, for any defects or legal violations respecting the Expansion Improvements in the event Tenant performs Tenant's Work. Tenant hereby agrees to indemnify, defend and hold Landlord harmless from any and all claims and liabilities of any kind, howsoever arising, relating to the Expansion Improvements and Tenant shall execute an indemnity, reasonably satisfactory to Landlord in form and content, prior to commencement of Tenant's Work.

     (b) The design and construction of the Expansion Improvements shall be carried out in accordance with the terms of sections 26.3(a)(ii) through 26.3(a)(ix), all of which shall be applicable to Tenant's Work pursuant to this section 26.6.

     (c) Notwithstanding that Tenant may pay for the construction of the Expansion Improvements, if an Event of Default occurs, Landlord shall retain all rights in law and equity against Tenant, including, without limitation, the right to dispossess Tenant from the Expansion Improvements without compensation for the cost thereof.

     26.7 Anything in this Article 26 to the contrary notwithstanding, Tenant's notice of exercise of the Expansion Option or the Tenant Subdivision Option or the Leasehold Improvement Option shall be effective, only if at the time of such notice of exercise the following conditions (the "Expansion Conditions") shall be satisfied:

          (i) Landlord shall not have notified Tenant that Tenant is in default in the performance of any of the terms, covenants or conditions contained in this Lease which default has not been cured within any applicable grace period or cure period.

          (ii) This Lease shall not have been terminated and shall be in full force and effect.

          (iii) There shall have been no assignment of Tenant's interest in this Lease except to a Corporate Successor as permitted by section 12.1 hereof. Tenant acknowledges that the Expansion Option and all other rights of Tenant under this Article 26 are personal to Tenant, and not a right of any successor to the rights of Tenant under this Lease.

          (iv) There shall have been no material adverse change in the financial condition of Tenant or the Guarantor since the execution of this Lease, and Landlord shall determine, at its sole reasonable discretion, that Tenant and Guarantor are each creditworthy in light of the obligations undertaken pursuant to this Lease and the other existing obligations of Tenant and Guarantor.

     26.8 Notwithstanding anything to the contrary herein, promptly after Tenant accepts the proposal in Landlord's Specification Notice, or Landlord elects to purchase the Expansion Improvements pursuant to section 26.3(a), or Tenant exercises the Tenant Subdivision Option or the Leasehold Improvement Option, as the case may be, Landlord and Tenant shall enter into an amendment to this Lease (the "Lease Amendment") setting forth the terms of the expanded lease or the terms relating to Tenant's Subdivision Option or Leasehold Improvement Option, in form and substance mutually agreeable to Landlord and Tenant which shall be consistent with the applicable terms of this Article 26.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first hereinabove written.

Landlord:                                Tenant:

TRINET ESSENTIAL FACILITIES X, INC.,     ICG HOLDINGS, INC.,
a Maryland corporation                   a Colorado corporation


By  /s/Gary P. Lyon                     By /s/ James D. Grenfell
   -----------------------------           ---------------------------
     Gary P. Lyon                            James D. Grenfell

   Its Executive Vice President           Its Executive Vice President
                                              and Chief Financial Officer

                                    EXHIBIT A

                           TENANT ESTOPPEL CERTIFICATE


TO: TriNet Corporate Realty Trust, Inc. Four Embarcadero Center, Suite 3150 San Francisco, CA 94111 Attn: Mr. Mark S. Whiting




     Re: Lease, dated as of January 15, 1998, between ICG HOLDINGS, INC., a Colorado corporation, as tenant (the original named tenant under the Lease, together with such tenant's successors and assigns, being hereinafter referred to as the "Tenant"), and TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation, as landlord ("TriNet"), covering certain premises known by the street address 161 Inverness Drive West, in the City of Englewood, County of Arapahoe, State of Colorado (the "Leased Premises"), as amended as noted on attached Schedule A (collectively, the "Lease")


Gentlemen:

     The undersigned Tenant hereby represents, warrants and certifies to TriNet that:

     1. The Lease has not been modified, changed, altered or amended in any respect, either orally or in writing, except as may be indicated on Schedule A annexed hereto, and constitutes the entire agreement between Tenant and TriNet affecting Tenant's leasing of the Leased Premises. A true and correct copy of the Lease is attached as Schedule B. The Lease is in full force and effect and is not subject to any contingencies or conditions not set forth in the Lease.

     2. The term of the Lease commenced on __________________, 1998, and will expire on __________________, 2013; Tenant has two (2) successive options to renew the Lease term, each for an additional period of ten (10) years.

     3. Tenant has paid all fixed and additional rent and other sums which are due and payable under the Lease through the date hereof, and Tenant has not made and will not make any prepayments of fixed rent for more than one month in advance. There are no presently unexpired rental concessions or abatements due under the Lease except as set forth on Schedule A annexed hereto. Tenant has no credits, offsets, abatements, defenses, counterclaims or deductions against any rental or other payments due under the Lease or with respect to its performance of the other terms and conditions of the Lease, and has asserted no claims against TriNet.

     4. Tenant has paid to TriNet a security deposit in the amount of $___________. Tenant has not made any other the payments to TriNet as a security deposit, advance or prepaid rent.

     5. TriNet has completed, and, if required under the Lease, paid for, any and all tenant work required under the Lease and Tenant has accepted the Leased Premises. Tenant is not entitled to any further payment or credit for tenant work.

     6. To the best knowledge of Tenant, TriNet is not in default in the performance of any of the terms of the Lease, nor is there now any fact or condition which, with notice or lapse of time or both, will become such a default. Tenant has not delivered to TriNet any notice of default with respect to the TriNet's obligations under the Lease.

     7. Tenant is in actual possession of the entire Leased Premises and, to the best knowledge of Tenant, is not in any respect in default under any of the terms and conditions of the Lease, nor is there now any fact or condition which, with notice or lapse of time or both, will become such a default. Tenant has not received from TriNet any notice of default with respect to Tenant's obligations under the Lease.

     8. Tenant has not assigned, transferred, mortgaged or otherwise encumbered its interest under the Lease, nor subleased any of the Leased Premises, nor permitted any person or entity to use the Leased Premises, except as otherwise indicated on Schedule A annexed hereto.

     9. Except as expressly provided in the Lease, Tenant

          (i) does not have any right to renew or extend the term of the Lease,

          (ii) does not have any right to cancel or surrender the Lease prior to the expiration of the term of the Lease,

          (iii) does not have any option or rights of first refusal or first offer to purchase or lease all or any part of the Leased Premises or the real property of which the Leased Premises are a part,

          (iv) does not have any right, title or interest with respect to the Leased Premises other than as lessee under the Lease, and

          (v) does not have any right to relocate into other property owned by TriNet or any of TriNet's affiliates.

     10. There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any state thereof, or any other action brought under said bankruptcy laws with respect to Tenant.

     11. If Tenant is required to provide insurance coverage under the Lease, Tenant has not given or received written notice that Tenant insurance coverage will be canceled or will not be renewed.

     12. To the best knowledge of Tenant, all systems, elements and components of the Leased Premises are in good working order and repair and sound operating condition. To the best knowledge of Tenant, Tenant's use and occupancy of the Leased Premises complies with all applicable building, zoning, land use, environmental, anti-pollution, health, fire, safety, access accommodations for the physically handicapped, subdivision, energy and resource conservation and similar laws, statutes, rules, regulations and ordinances, and all covenants, conditions and restrictions applicable to the Leased Premises. Tenant has not received any notice, citation or other claim alleging any violation of any such law, statute, rule, regulation, ordinance, covenant, condition or restriction.

     13. To the best knowledge of Tenant, any and all brokerage and leasing commissions relating to and/or resulting from Tenant's execution and delivery of the Lease and occupancy of the Leased Premises have been paid in full.

     14. The individual executing this Tenant Estoppel Certificate on behalf of Tenant represents and warrants that __he has the power and the authority to execute this Tenant Estoppel Certificate on behalf of Tenant.

     Dated this ____ day of _______________, 199_.

                                     Tenant

                                     ICG HOLDINGS, INC., a Colorado corporation



                                     By:

                                        Its:

                                   SCHEDULE A

                             TO ESTOPPEL CERTIFICATE

                                   SCHEDULE B

                             TO ESTOPPEL CERTIFICATE

                                    EXHIBIT B

                            CONTINUING LEASE GUARANTY


     THIS GUARANTY, made as of ___________ __, ____, by  _______________________
("Guarantor") to TriNet Essential Facilities X, Inc., a Maryland corporation ("Landlord").

                              W I T N E S S E T H:

     1. For valuable consideration, receipt of which is acknowledged, and to satisfy certain requirements under the Lease dated January 15, 1998 (the "Lease") between Landlord and ICG Holdings, Inc., a Colorado corporation ("Tenant"), Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Landlord, and agrees fully to pay, perform and discharge, as and when payment, performance and discharge are due, all of the covenants, obligations and liabilities of Tenant under the Lease and all amendments, modifications, renewals, extensions, supplements, substitutions and replacements of the Lease arising during the period beginning on the date hereof and ending on the date this Guaranty is terminated (the "Guaranteed Obligations"). The obligations of Guarantor under this Guaranty shall be absolute, unconditional and irrevocable and shall continue and remain in full force and effect until all of the Guaranteed Obligations have been fully paid, performed and discharged.

     2. The obligations of Guarantor under this Guaranty shall not be affected, modified or impaired by the occurrence of any of the following events, whether or not with notice to, or the consent of, Guarantor: (a) the waiver, surrender, compromise, settlement, release or termination of any or all of the Guaranteed Obligations; (b) the failure to give notice to Guarantor of the occurrence of an event of default under the Guaranteed Obligations; (c) the extension of the time for the payment, performance or discharge of any or all of the Guaranteed Obligations; (d) the amendment or modification (whether material or otherwise) of the Guaranteed Obligations in any respect; (e) any failure, omission, delay or lack on the part of Landlord to enforce, assert or exercise any right, power or remedy conferred on Landlord under the Guaranteed Obligations; (f) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or adjustment of debts, or other similar proceedings affecting Tenant or Guarantor or any of the assets of either of them; (g) the release or discharge by operation of law of Tenant from the payment, performance or discharge of any or all of the Guaranteed Obligations; (h) the release or discharge by operation of law of Guarantor from any or all of the obligations of Guarantor under this Guaranty; or (i) the invalidity or unenforceability of any or all of the Guaranteed Obligations. Guarantor acknowledges that Landlord would not enter into the Lease without this Guaranty and that Landlord is relying on this Guaranty.

     3. The obligations of Guarantor under this Guaranty are independent of the Guaranteed Obligations. Guarantor agrees that Landlord shall have the right to proceed against Guarantor directly and independently of Tenant. A separate action may be brought and prosecuted against Guarantor whether or not an action is brought against Tenant or Tenant is joined in any such action. Guarantor authorizes Landlord and Tenant, without notice to, demand of, or consent from Guarantor and without releasing or affecting Guarantor's liability under this Guaranty, from time to time to amend, modify, renew, extend, supplement or replace the Guaranteed Obligations or otherwise change the terms of the Guaranteed Obligations, to take and hold security for the Guaranteed Obligations, and to enforce, waive, surrender, impair, compromise or release any such security or any or all of the Guaranteed Obligations or any person or entity liable for any or all of the Guaranteed Obligations. Guarantor shall be and remain bound under this Guaranty notwithstanding any such act or omission by Tenant or Landlord. Guarantor waives the right, if any, to require Landlord to proceed against Tenant, to proceed against or exhaust any security held by Landlord, or to pursue any other remedy in Landlord's power. Landlord shall have the right to exercise or enforce any right or remedy Landlord may have against Tenant or any security held by Landlord. Guarantor waives the right, if any, to the benefit of, or to direct the application of, any security held by Landlord. Guarantor waives (a) any defense arising out of any alteration of the original Guaranteed Obligations, (b) any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Guarantor against Tenant or any security held by Landlord, and (c) any defense arising by reason of any disability or other defense of Tenant or by reason of the cessation or reduction from any cause whatsoever of the liability of Tenant other than full payment, performance and discharge of the Guaranteed
Obligations. The cessation or reduction of the liability of Tenant for any reason whatsoever other than full payment, performance and discharge of the Guaranteed Obligations shall not release or affect in any way the liability of Guarantor under this Guaranty.

     4. If Tenant becomes insolvent or is adjudicated bankrupt or files a petition for reorganization, arrangement, composition or similar relief under any present or future provision of the federal Bankruptcy Code, or if such a petition is filed against Tenant, or if Tenant makes a general assignment for the benefit of creditors, and in any such proceeding any or all of the Guaranteed Obligations are terminated or rejected or any or all of the Guaranteed Obligations are modified or abrogated, then Guarantor agrees that Guarantor's liability under this Guaranty shall not thereby be affected or modified and such liability shall continue in full force and effect as if no such action or proceeding had occurred. This Guaranty shall continue to be effective or be reinstated, as the case may be, if any payment of the Guaranteed Obligations must be returned by Landlord upon the insolvency, bankruptcy or reorganization of Tenant or Guarantor, or otherwise, as though such payment had not been made.

     5. Guarantor assumes the responsibility for being and keeping Guarantor informed of the financial condition of Tenant and of all other circumstances bearing upon the risk of failure to pay, perform or discharge any of the Guaranteed Obligations which diligent inquiry would reveal, and Guarantor agrees that Landlord has no duty to advise Guarantor of information known to Landlord regarding such condition or any such circumstance. Guarantor acknowledges that repeated and successive demands may be made and payments or performance made hereunder in response to such demands as and when, from time to time, Tenant defaults in the payment, performance or discharge of the Guaranteed Obligations. Notwithstanding any such payments and performance hereunder, this Guaranty shall remain in full force and effect and shall apply to any and all subsequent defaults by Tenant. It is not necessary for Landlord to inquire into the capacity, authority or powers of Tenant or the partners, directors, officers, employees, agents or representatives acting or purporting to act on behalf of Tenant, and all of the Guaranteed Obligations made or created in reliance upon the purported exercise of such powers shall be guaranteed under this Guaranty.

     6. If Tenant and Guarantor fail to pay, perform and discharge, as and when payment, performance and discharge are due, all of the Guaranteed Obligations, Landlord shall have the right, but no obligation, and without releasing Tenant or Guarantor from any of the Guaranteed Obligations, to pay, perform and discharge any or all of the Guaranteed Obligations on behalf of Tenant and Guarantor. Guarantor shall, on demand, pay to Landlord all sums expended by Landlord in the payment, performance and discharge of the Guaranteed
Obligations, together with interest on all such sums from the date of expenditure to the date all such sums are paid by Tenant or Guarantor to Landlord at the Interest Rate (as defined in the Lease). Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty. Guarantor agrees to pay all costs and expenses, including reasonable attorneys' fees and disbursements, which are incurred by Landlord in the enforcement of this Guaranty. If any provision of this Guaranty is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Guaranty shall not be affected. If there is more than one Guarantor, all obligations of Guarantor under this Guaranty shall be the joint and several obligations of each Guarantor. This Guaranty may not be amended or modified in any respect except by a written instrument signed by Guarantor and Landlord. As used in this Guaranty, the singular shall include the plural. This Guaranty shall bind and inure to the benefit of Guarantor and Landlord and their respective transferees, personal representatives, heirs, successors and assigns. This Guaranty shall be governed by and construed in accordance with the laws of the State where the premises leased by Tenant from Landlord are located. Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the States of Colorado and California and any federal court of the United States of America located in the City of San Francisco, California, or the city of Denver, Colorado. Guarantor and Landlord each waive any right to trial by jury in connection herewith. Without limiting anything else contained herein, the fullest extent it may effectively do so under applicable law, Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     7. To induce Landlord to enter into the Lease, Guarantor represents and warrants to Landlord as follows: Guarantor is a corporation existing under the laws of the ________ of _________. Guarantor has full power and authority to enter into this Guaranty and to perform its obligations under this Guaranty. The execution, delivery and performance of this Guaranty by Guarantor have been duly and validly authorized by all necessary action on the part of Guarantor and all required consents and approvals have been duly obtained. This Guaranty is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally. Neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of, or give rise to a default under (i) any provision of Guarantor's articles of incorporation or bylaws, (ii) any material instrument or contract to which Guarantor is a party or by which Guarantor is bound, or (iii) any federal, state, local or foreign judgment, writ, decree, order, statute, rule or regulation applicable to Guarantor, or any property of Guarantor.

     IN WITNESS WHEREOF, Guarantor has executed this Continuing Lease Guaranty as of the date first hereinabove written.

                                        Guarantor:

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                                       6



                                    EXHIBIT C